UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Kaiser Aluminum Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 350
Foothill Ranch, CA 92610-2831
April 29, 2009
Dear Stockholder:
          You are cordially invited to attend the Annual Meeting of Stockholders of Kaiser Aluminum Corporation to be held at the Courtyard by Marriott, located at 27492 Portola Parkway, Foothill Ranch, California 92610 on Tuesday, June 2, 2009, at 9:00 a.m., local time.
          During the Annual Meeting, stockholders will consider and vote upon the election of three members to the Board of Directors and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe fully the formal business to be transacted at the Annual Meeting.
          While the company does not expect to make a separate presentation, certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have.
          Whether or not you plan to attend the Annual Meeting, we urge you to review carefully the accompanying material and to vote by proxy without delay. To do so, please submit your voting instructions over the Internet or by telephone as indicated on the enclosed proxy card or by completing, signing and dating the enclosed proxy card and returning it by mail in the accompanying envelope. If you attend the Annual Meeting, you may vote in person even if you have previously submitted your voting instructions over the Internet, by telephone or by mail.

Sincerely,

Jack A. Hockema
President, Chief Executive Officer and
Chairman of the Board

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 350
Foothill Ranch, CA 92610-2831
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2009
          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Kaiser Aluminum Corporation will be held at the Courtyard by Marriott, located at 27492 Portola Parkway, Foothill Ranch, California 92610 on Tuesday, June 2, 2009, at 9:00 a.m., local time, for the following purposes:
(1)	To elect three members to our board of directors for three-year terms to expire at our 2012 annual meeting of stockholders;

(2)	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009; and

(3)	To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.
          Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.
          The close of business on April 13, 2009 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
          We urge stockholders to vote by proxy by submitting voting instructions over the Internet or by telephone as indicated on the enclosed proxy card or by completing, signing and dating the enclosed proxy card and returning it by mail in the accompanying envelope, which does not require postage if mailed in the United States.

By Order of the Board of Directors,

John M. Donnan
Senior Vice President, General Counsel
and Secretary
Foothill Ranch, California
April 29, 2009

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 350
Foothill Ranch, CA 92610-2831
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 2, 2009

          Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 2, 2009: The Proxy Statement and our Annual Report to Stockholders are available at http://bnymellon.mobular.net/bnymellon/kalu.

GENERAL QUESTIONS AND ANSWERS
Q:	When is the Proxy Statement being sent to stockholders and what is its purpose?

A:	This Proxy Statement is first being sent to our stockholders on or about May 6, 2009 at the direction of our board of directors in order to solicit proxies for our use at the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?

A:	The Annual Meeting will be held on Tuesday, June 2, 2009, at 9:00 a.m., local time, at the Courtyard by Marriott, located at 27492 Portola Parkway, Foothill Ranch, California 92610.

Q:	Who may attend the Annual Meeting?

A:	All of our stockholders may attend the Annual Meeting.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 13, 2009 are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

Q:	On what am I voting?

A:	You will be voting on:
•	The election of three members to our board of directors to serve until our 2012 annual meeting of stockholders;

•	The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009; and

•	Such other business as may properly come before the Annual Meeting or any adjournments.
Q:	How does the board of directors recommend that I vote?

A:	The board of directors recommends that you vote your shares:
•	“FOR” the election of each person identified in “Proposal For Election of Directors” as nominees; and

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.
Q:	How can I vote?

A:	You can vote in person at the Annual Meeting or you can vote prior to the Annual Meeting by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy without delay.

Q:	How do I vote by proxy?

A:	If you choose to vote your shares by proxy, you have the following options:
•	Over the Internet: You can vote over the Internet at the website shown on your proxy card. Internet voting will be available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Monday, June 1, 2009.

•	By telephone: You can vote by telephone by calling the toll-free number shown on your proxy card. Telephone voting will be available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Monday, June 1, 2009.

•	By mail: You can vote by mail by completing, signing and dating your proxy card and returning it in the enclosed prepaid envelope.

Q:	I want to attend the Annual Meeting and vote in person. How do I obtain directions to the Annual Meeting?

A:	You may obtain directions to the Annual Meeting at the Internet website of the Courtyard by Marriott, at http://www.marriott.com/hotels/maps/directions/snafr-courtyard-foothill-ranch-orange-county/ or by calling the Courtyard by Marriott, at (949) 951-5700.

Q:	What constitutes a quorum?

A:	As of April 13, 2009, the record date, 20,254,015 shares of our common stock were issued and outstanding. A majority of these shares present or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. If you properly vote by proxy by submitting your voting instructions over the Internet, by telephone or by mail, then your shares will be counted as part of the quorum. Abstentions or votes that are withheld on any matter will be counted towards a quorum but will be excluded from the vote relating to the particular matter under consideration. Broker non-votes are counted towards a quorum but are excluded from the vote with respect to the matters for which they are applicable. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Because only routine matters are being considered at the Annual Meeting, brokers will have discretionary voting power with respect thereto and, accordingly, there will be no broker non-votes.

Q:	What are the voting requirements for the proposals?

A:	There are different voting requirements for each proposal.
•	The required vote for election of each director is a plurality of the votes of the holders of the shares of our common stock present in person or represented by proxy at the Annual Meeting. Accordingly, the three nominees receiving the highest number of votes will be elected. If you withhold authority to vote for any particular director nominee, your shares will not be counted in the vote for that nominee and will have no effect on the outcome of the vote.

•	The approval of the holders of a majority of the total number of outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and actually voted on the proposal is necessary to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009. If you abstain from voting on the proposal to ratify the selection of Deloitte & Touche LLP, your shares will not be counted in the vote for the proposal and will have no effect on the outcome of the vote.
Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	To be sure your shares are voted, you should instruct your broker to vote your shares using the instructions provided by your broker.

Q:	What will happen if the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009 is not ratified by stockholders?

A:	Pursuant to the audit committee charter, the audit committee of our board of directors has sole authority to appoint our independent registered public accounting firm, and the audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP. The audit committee will, however, consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm the following year.

Q:	Can I change my vote after I mail my proxy?

A:	Yes. If you vote by proxy, you can revoke that proxy at any time before voting takes place at the Annual Meeting. You may revoke your proxy by:
•	voting again over the Internet or by telephone no later than 11:59 p.m., Eastern Time, on Monday, June 1, 2009;

•	submitting a properly signed proxy card with a later date;

•	delivering, no later than 5:00 p.m., local time, on Monday, June 1, 2009, written notice of revocation to our Secretary, c/o BNY Mellon Shareowner Services, P.O. Box 3550, South Hackensack, New Jersey 07606-9250; or

•	attending the Annual Meeting and voting in person.
Your attendance alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting. If you instruct a broker to vote your shares, you must follow your broker’s directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are held in more than one account. You must vote each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Q:	Who will count the votes?

A:	Representatives of Mellon Investor Services, LLC, our transfer agent, will tabulate the votes and act as inspectors of election.

Q:	How much will this proxy solicitation cost?

A:	We have hired MacKenzie Partners, Inc. to assist us in the distribution of proxy materials and solicitation of votes at a cost not to exceed $4,500, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. In addition to the use of the mail, proxies may be solicited personally or by telephone by employees of Kaiser or MacKenzie Partners.

PROPOSALS REQUIRING YOUR VOTE
Proposal for Election of Directors
          General
          Our board of directors currently has nine members, consisting of our President and Chief Executive Officer and eight independent directors. Our current directors are:

Carolyn Bartholomew	Alfred E. Osborne, Jr., Ph.D.

Carl B. Frankel	Jack A. Hockema

Jack Quinn	Teresa A. Hopp

Thomas M. Van Leeuwen	William F. Murdy

Brett E. Wilcox
Mr. Hockema, our President and Chief Executive Officer, serves as the Chairman of the Board, and Dr. Osborne serves as the Lead Independent Director.
          Our certificate of incorporation and bylaws provide for a classified board of directors consisting of three classes. The term of the Class III directors will expire at the 2009 annual meeting of stockholders; the term of the Class I directors will expire at the 2010 annual meeting of stockholders; and the term of the Class II directors will expire at the 2011 annual meeting of stockholders.
          Our corporate governance guidelines provide that, with certain exceptions, no individual may be nominated for election or re-election as a director or elected to fill a newly created directorship or a vacancy on the board of directors if he or she would be age 72 or older at the time he or she would begin the term of service in question. Mr. Frankel has served Kaiser as a director since 2006 and his current term expires on June 2, 2009. Mr. Frankel is currently 74 and will therefore retire from our board of directors on June 2, 2009. Mr. Frankel was designated by the United Steel, Paper and Foresting, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL – CIO, CLC (“USW”) to serve on our board of directors pursuant to our Director Designation Agreement with the USW. (See “Corporate Governance — Director Designation Agreement” below.) In anticipation of Mr. Frankel’s retirement, the USW has nominated David Foster to serve on our board of directors. For information on Mr. Foster, see “—Nominees for Election as Class III Directors” below.
          The nominating and corporate governance committee of our board of directors has recommended, and our board of directors has approved, the nomination of the three nominees listed below. The nominees have indicated their willingness to serve as members of the board of directors if elected; however, in case any nominee becomes unavailable for election to the board of directors for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote proxies for a substitute nominee. Proxies cannot be voted for more than three nominees.
          The board of directors recommends a vote “FOR” each of the persons nominated by the board of directors.
          Nominees for Election as Class III Directors
          Set forth below is information as to the nominees for election as Class III Directors at the Annual Meeting, including their ages, present principal occupations, other business experiences, present directorships in other public companies and membership on committees of our board of directors.
          David Foster, 61, has been the executive director of Blue Green Alliance, a strategic national partnership between labor unions and environmental organizations to expand the job-creating potential of the green economy and improve the rights of workers at home and around the world, since June 2006. Prior to joining Blue Green Alliance, he was a director of the USW for District #11 from March 1990 to February 2006. Mr. Foster has been an adjunct faculty member of the University of Minnesota since January 2003. Mr. Foster has also been a member of the board of directors of Evraz North America, d/b/a Oregon Steel Manufacturing, a subsidiary of Evraz, a global steel company, since June 2006. Mr. Foster holds a Bachelor of Arts degree in English from Reed College.
          Teresa A. Hopp, 49, has served as a director of Kaiser since July 2006. Prior to Ms. Hopp’s retirement, she was the Chief Financial Officer for Western Digital Corporation, a hard disk drive manufacturer, from January 2000 to October 2001 and its Vice President, Finance from September 1998 to December 1999. Prior to her employment with Western Digital Corporation, Ms. Hopp was with Ernst & Young LLP from 1981 where she served as an audit partner for four years. During her tenure at Ernst & Young LLP, she managed audit department resource planning and scheduling and served as internal education director and information systems audit and security director. She graduated summa cum laude from California State University, Fullerton, with a Bachelor’s degree in Business Administration. Ms. Hopp serves on the executive and audit committees.
          William F. Murdy, 67, has served as a director of Kaiser since July 2006. Mr. Murdy has been the Chairman and Chief Executive Officer of Comfort Systems USA, a commercial heating, ventilation and air conditioning construction and service company, since June 2000. Mr. Murdy previously served as President and Chief Executive Officer of Club Quarters, and Chairman, President and Chief Executive Officer of Landcare USA, Inc. Mr. Murdy has also served as President and Chief Executive Officer of General Investment & Development, and as President and Managing General Partner with Morgan Stanley Venture Capital, Inc. He previously served as Senior Vice President and Chief Operating Officer of Pacific Resources, Inc. Mr. Murdy currently serves on the board of directors of Comfort Systems USA and UIL Holdings Corp. He holds a Bachelor of Science degree in Engineering from the U.S. Military Academy, West Point, and a Master’s degree in Business Administration from the Harvard Business School. Mr. Murdy serves on the compensation and nominating and corporate governance committees.
          Continuing Directors
          Set forth below is information as to the continuing directors, including their ages, present principal occupations, other business experiences, present directorships in other public companies and membership on committees of our board of directors.
          Class I Directors
          Alfred E. Osborne, Jr., Ph.D., 64, has served as a director of Kaiser since July 2006. Dr. Osborne has been the Senior Associate Dean at the UCLA Anderson School of Management since July 2003 and a Professor of Global Economics and Management since July 2008. Dr. Osborne was an Associate Professor of Global Economics and Management from July 1978 to June 2008. From July 1987 to June 2003, Dr. Osborne served as the Director of the Harold and Pauline Price Center for Entrepreneurial Studies at the UCLA Anderson School of Management. Dr. Osborne currently serves on the board of directors of EMAK Worldwide, Inc. and First Pacific Advisor’s New Income Fund, Capital Fund and Crescent Fund. He holds a Doctorate degree in Business Economics, a Master’s degree in Business Administration, a Master of Arts degree in Economics and a Bachelor’s degree in Electrical Engineering from Stanford University. Dr. Osborne serves on the audit and nominating and corporate governance committees.
          Jack Quinn, 58, has served as a director of Kaiser since July 2006. Mr. Quinn has been the president of Erie Community College in Buffalo, New York since April 2008. Mr. Quinn was the President of Cassidy & Associates, a government relations firm which assists clients to promote policy and appropriations objectives in Washington, D.C. with a focus on transportation, aviation, railroad, highway, infrastructure, corporate and industry clients, from January 2005 to March 2008. From January 1993 to January 2005, Mr. Quinn served as a United States Congressman for the state of New York. While in Congress, Mr. Quinn was Chairman of the Transportation and Infrastructure Subcommittee on Railroads. He was also a senior member of the Transportation Subcommittees on Aviation, Highways and Mass Transit. In addition, Mr. Quinn was Chairman of the Executive Committee in the Congressional Steel Caucus. Prior to his election to Congress, Mr. Quinn served as supervisor of the town of Hamburg, New York. Mr. Quinn currently serves as a trustee of the AFL-CIO Housing Investment Trust. Mr. Quinn received a Bachelor’s degree from Siena College in Loudonville, New York, and a Master’s degree from the State University of New York, Buffalo. Mr. Quinn received honorary Doctorate of Law degrees from Medaille College and Siena College. Mr. Quinn is also a certified school district superintendent through the New York State Education Department. Mr. Quinn serves on the compensation and nominating and corporate governance committees.

          Thomas M. Van Leeuwen, 52, has served as a director of Kaiser since July 2006. Mr. Van Leeuwen served as a Director – Senior Equity Research Analyst for Deutsche Bank Securities Inc. from March 2001 until his retirement in May 2002. Prior to that, Mr. Van Leeuwen served as a Director – Senior Equity Research Analyst for Credit Suisse First Boston from May 1993 to November 2000. Prior to that time, Mr. Van Leeuwen was First Vice President of Equity Research with Lehman Brothers, and Mr. Van Leeuwen held the positions of research analyst with Sanford C. Bernstein & Co., Inc. and systems analyst with The Procter & Gamble Company. Mr. Van Leeuwen holds a Master’s degree in Business Administration from the Harvard Business School and a Bachelor of Science degree in Operations Research and Industrial Engineering from Cornell University. Mr. Van Leeuwen serves on the audit, compensation and nominating and corporate governance committees.
          Class II Directors
          Carolyn Bartholomew, 51, has served as a director of Kaiser since June 2007. Ms. Bartholomew has served as Vice Chairman of U.S.-China Economic and Security Review Commission since January 2008. She was the Commissioner of U.S.-China Economic and Security Review Commission from April 2003 until she was elected Vice Chairman in January 2006 and served as its Chairman from January 2007 to December 2007. She was also the Executive Director of the Basic Education Coalition, a non-profit organization that works to raise public and private support for basic education for children in the United States and abroad, from July 2004 to August 2008. From August 1987 to April 2003, Ms. Bartholomew served as Legislative Director, District Director and Chief of Staff to Congresswoman Nancy Pelosi. Ms. Bartholomew graduated cum laude with a Bachelor of Arts degree in anthropology from the University of Minnesota. She also holds a Master of Arts degree in anthropology from Duke University and a Juris Doctorate from Georgetown University. Ms. Bartholomew serves on the audit and nominating and corporate governance committees.
          Jack A. Hockema, our President and Chief Executive Officer, serves as Chairman of the Board and serves on the executive committee. For information as to Mr. Hockema, see “Executive Officers” below.
          Brett E. Wilcox, 55, has served as a director of Kaiser since July 2006. Mr. Wilcox is currently Chief Executive Officer of Summit Power Alternative Resources where he manages the development of wind generation and new energy technologies. Mr. Wilcox has been an active investor in, on the board of directors of, or an executive consultant for, a number of metals and energy companies since 2005. From 1986 to 2005, Mr. Wilcox served as Chief Executive Officer of Golden Northwest Aluminum Company and its predecessors. Mr. Wilcox has also served as: Executive Director of Direct Services Industries, Inc., a trade association of large aluminum and other energy-intensive companies; an attorney with Preston, Ellis & Gates in Seattle, Washington; Vice Chairman of the Oregon Progress Board; Chairman of the Oregon Economic and Community Development Commission; a member of the Oregon Governor’s Comprehensive Review of the Northwest Regional Power System; and a member of the Oregon Governor’s Task Forces on structure and efficiency of state government, employee benefits and compensation, and government performance and accountability. Mr. Wilcox received a Bachelor’s degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and a Juris Doctorate from Stanford Law School. Mr. Wilcox serves on the executive and audit committees.
          There is currently a vacancy in Class II resulting from the resignation of Georganne Proctor in April 2009. Pursuant to our bylaws, the board of directors has the authority to fill the vacancy resulting from resignation and the director elected in such manner to fill the vacancy will hold office for the remainder of Ms. Proctor’s full term.
          Retiring Class III Director
          Carl B. Frankel, 74, has served as a director of Kaiser since July 2006 and will retire as a director on June 2, 2009. Mr. Frankel currently serves as a union-nominated member of LTV Steel Corporation’s board of directors and as a member of the board of directors of Us TOO, a prostate cancer support and advocacy organization. Previously, Mr. Frankel was General Counsel to the USW from May 1997 until his retirement in September 2000. Prior to May 1997, Mr. Frankel served as Assistant General Counsel and Associate General Counsel of the USW for 29 years. From 1987 through 1999, Mr. Frankel served at the staff level of the Collective Bargaining Forum, a government sponsored tripartite committee consisting of government, union and employer representatives designed to improve labor relations in the United States. Mr. Frankel is also an elected fellow of the College of Labor and Employment Lawyers and a published author of several articles. Mr. Frankel has earned the Sustained Superior Performance Award from the National Labor Relations Board, or NLRB, and the Outstanding Performance Award from the NLRB. Mr. Frankel earned a Bachelor’s degree and Juris Doctorate from the University of Chicago. Mr.

Frankel will serve on the nominating and corporate governance committee until he retires from the board of directors on June 2, 2009.
Proposal for Ratification of the Selection of our Independent Registered Public Accounting Firm
          Pursuant to the audit committee charter, the audit committee has the sole authority to retain an independent registered public accounting firm for our company. The board of directors requests that the stockholders ratify the audit committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009.
          The audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP, but the audit committee will consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm for 2010.
          The board of directors recommends a vote “FOR” ratification of the audit committee’s selection of Deloitte & Touche LLP as Kaiser’s independent registered public accounting firm for 2009.
CORPORATE GOVERNANCE
          Our board of directors is responsible for providing effective governance over the affairs of our company. Kaiser’s corporate governance practices are designed to align the interests of the board of directors and management with those of our stockholders and to promote honesty and integrity throughout the company. Highlights of our corporate governance practices are described below.
          A copy of the current charter, as approved by our board of directors, for each of the executive committee, audit committee, compensation committee and nominating and corporate governance committee and a copy of our corporate governance guidelines and code of business conduct and ethics, which applies to all of our employees, including our executive officers, are available on our Internet website at www.kaiseraluminum.com under “Investor Relations — Corporate Governance.” Copies are also available to stockholders upon request from our Corporate Communications Department, Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 350, Foothill Ranch, CA 92610-2831. Furthermore, we will post any amendments to our Code of Business Conduct and Ethics, or waivers of the Code for our directors or executive officers, on our Internet website at www.kaiseraluminum.com under “Investor Relations — Corporate Governance.”
Stockholder Communications with the Board of Directors
          Stockholders may communicate with our board of directors as a group or with the chair of the executive committee, audit committee, compensation committee or nominating and corporate governance committee by sending an email to boardofdirectors@kaiseraluminum.com, execchair@kaiseraluminum.com, auditchair@kaiseraluminum.com, compchair@kaiseraluminum.com, or nominatingchair@kaiseraluminum.com, respectively, or by writing to such group or person at Kaiser Aluminum Corporation, Attn: Corporate Secretary (Board of Directors), 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831. Communications that are intended specifically for any other group of directors or for any individual director, such as the independent directors as a group or the Lead Independent Director, should be sent to the attention of our corporate secretary at the address above or via email at corpsecretary@kaiseraluminum.com and should clearly state the individual director or group of directors that is the intended recipient of the communication.
          Our corporate secretary will review each communication and determine whether or not the communication is appropriate for delivery. Communications that, in the judgment of our corporate secretary, are clearly of a marketing nature, that advocate that Kaiser engage in illegal activity, that do not reasonably relate to Kaiser or our business or that are similarly inappropriate will not be furnished to the intended recipient. If, in the judgment of the corporate secretary, any communication pertains to an accounting matter, it will be forwarded to our compliance officer.
          Communications that, in the judgment of our corporate secretary, are appropriate for delivery will, unless requiring immediate attention, be assembled and delivered to the intended recipients on a periodic basis, generally at or in advance of each regularly scheduled meeting of our board of directors. Any communication that, in the judgment of our corporate secretary, requires immediate attention will be promptly delivered. In no case will the corporate secretary provide anyone but a member of our board of directors with access to any such communication.
Board and Committee Meetings and Consents in 2008
          During 2008, our board of directors held eight meetings and acted by unanimous written consent six times. In addition to meetings of the full board of directors, directors attended meetings of board of directors committees. Each incumbent director attended at least 75% of the aggregate number of meetings of the full board of directors held during the period he or she was a director in 2008 and each committee on which he or she served held during the period he or she served on such committee in 2008.
Annual Meetings of Stockholders
          Members of our board of directors are expected to make reasonable efforts to attend our annual meetings of stockholders. All directors then serving attended our 2008 annual meeting of stockholders.
Director Independence
          Our corporate governance guidelines require that a majority of the members of our board of directors satisfy the independence requirements set forth in the Nasdaq Marketplace Rules and other applicable criteria of the National Association of Securities Dealers, or NASD. We refer to these requirements as the general independence criteria. Additionally, the audit committee charter, compensation committee charter and nominating and corporate governance committee charter require that all respective committee members satisfy the general independence criteria. There are no family relationships among our officers or directors.
          Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our board of directors has determined that each of Mmes. Bartholomew and Hopp and Messrs. Frankel, Murdy, Osborne, Quinn, Van Leeuwen and Wilcox, representing eight of our nine directors, satisfy the general independence criteria and are independent within the meaning of such term under our corporate governance guidelines. Our board of directors has also determined that, during her service as a director, Ms. Proctor, who resigned from our board of directors in April 2009, also satisfied the general independence criteria and was independent within the meaning of such term under our corporate governance guidelines. In making such determination, the board of directors considered the relationships that each of the directors had with our company and all other facts and circumstances the board of directors deemed relevant in determining the independence of each of the directors in accordance with the general independence criteria. Mr. Foster also satisfies the general independence criteria and is independent with the meaning of such term under our corporate governance guidelines.
          Our corporate governance guidelines require our independent directors to meet at least quarterly in executive sessions at which only independent directors are present. While our Chief Executive Officer also serves as Chairman of the Board, our guidelines require a Lead Independent Director and provide that the independent director to fill such position shall be selected by a majority of the independent directors and that the Lead Independent Director may call meetings of our independent directors. Included within the duties of our Lead Independent Director are establishing agenda for executive sessions, communicating the results of those sessions to our chief executive officer and Chairman of the Board and acting as a liaison between the independent directors and the Chairman of the Board.
Annual Performance Reviews
          Under our corporate governance guidelines, our board of directors is required to conduct an annual self-evaluation to determine whether the board of directors and its committees are functioning effectively. Additionally, the charter for each committee of the board of directors requires each committee to annually evaluate its performance. In addition to the evaluation performed by our nominating and corporate governance committee with respect to whether an incumbent director should be nominated for re-election to the board of directors upon expiration of such director’s term, the chair of our nominating and corporate governance committee conducts performance reviews of individual directors.
          Our stock ownership guidelines require our non-employee directors to own company stock equal to five times their annual base retainer.

Director Designation Agreement
          On July 6, 2006, we entered into a Director Designation Agreement with the USW under which the USW has certain rights to designate for nomination individuals to serve on our board of directors and committees until December 31, 2012. The USW has the right to designate for nomination the minimum number of candidates necessary to ensure that, assuming such candidates are elected by our stockholders, at least 40% of the members of our board of directors immediately following such election are directors who have been nominated by the USW in accordance with the Director Designation Agreement. The Director Designation Agreement contains requirements as to the timeliness, form and substance of the notice the USW must give to the nominating and corporate governance committee in order to nominate such candidates. The nominating and corporate governance committee will determine in good faith whether each candidate properly submitted by the USW satisfies the qualifications set forth in the Director Designation Agreement. If the nominating and corporate governance committee determines that such candidate satisfies the qualifications, the committee will, unless otherwise required by its fiduciary duties, recommend such candidate to our board of directors for inclusion in the slate of directors to be recommended by the board of directors in our proxy statement. The board of directors will, unless otherwise required by its fiduciary duties, accept the recommendation and include the director candidate in the slate of directors that the board of directors recommends.
          The Director Designation Agreement also provides that the USW will have the right to nominate an individual to fill a vacancy on the board of directors resulting from the death, resignation, disqualification or removal of a director nominated by the USW in accordance with the Director Designation Agreement. The Director Designation Agreement further provides that, in the event of newly created directorships resulting from an increase in the number of our directors, the USW will have the right to nominate the minimum number of individuals to fill such newly created directorships necessary to ensure that at least 40% of the members of the board of directors immediately following the filling of the newly created directorships are directors who have been nominated by the USW in accordance with the Director Designation Agreement. In each such case, the USW, the nominating and corporate governance committee and the board of directors will be required to follow the nomination and approval procedures described above.
          A candidate nominated by the USW may not be an officer, employee, director or member of the USW or any of its local or affiliated organizations as of the date of his or her designation as a candidate or election as a director. Each candidate nominated by the USW must satisfy:
•	the general independence criteria;

•	the qualifications to serve as a director as set forth in any applicable corporate governance guidelines adopted by the board of directors and policies adopted by the nominating and corporate governance committee establishing criteria to be utilized by it in assessing whether a director candidate has appropriate skills and experience; and

•	any other qualifications to serve as director imposed by applicable law.
          Finally, the Director Designation Agreement provides that, so long as our board of directors maintains an audit committee, executive committee or nominating and corporate governance committee, each such committee will, unless otherwise required by the fiduciary duties of the board of directors, include at least one director nominated by the USW in accordance with the Director Designation Agreement (provided at least one such director is qualified to serve on such committee as determined in good faith by the board of directors).
          Current members of our board of directors that have been nominated by the USW in accordance with the provisions of the Director Designation Agreement are Ms. Bartholomew and Messrs. Frankel, Quinn and Wilcox. The USW nominated Mr. Foster for election at the Annual Meeting in accordance with the provisions of the Director Designation Agreement. As previously discussed, Mr. Frankel will retire from our board of directors on June 2, 2009.

          Board Committees
          Currently, we have four standing committees of the board of directors: an executive committee; an audit committee; a compensation committee; and a nominating and corporate governance committee.
          Executive Committee
          The executive committee of the board of directors manages our business and affairs that require attention prior to the next regular meeting of our board of directors. However, the executive committee does not have the power to (1) approve or adopt, or recommend to our stockholders, any action or matter expressly required by law to be submitted to our stockholders for approval, (2) adopt, amend or repeal any bylaw of our company, or (3) take any other action reserved for action by the board of directors pursuant to a resolution of the board of directors or otherwise prohibited to be taken by the executive committee by law or pursuant to our certificate of incorporation or bylaws.
          The executive committee charter requires that a majority of the members of the executive committee satisfy the general independence criteria. The members of the executive committee must include the Chairman of the Board and at least one of the directors nominated by the USW in accordance with the Director Designation Agreement (so long as at least one such director is qualified to serve thereon).
          The executive committee currently consists of Messrs. Hockema and Wilcox and Ms. Hopp. Mr. Hockema currently serves as the chair of the executive committee. During 2008, the executive committee held one meeting and acted by unanimous written consent three times.
          Audit Committee
          The audit committee of the board of directors oversees our accounting and financial reporting practices and processes and the audits of our financial statements on behalf of the board of directors. The audit committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditors. Other duties and responsibilities of the audit committee include:
•	establishing hiring policies for employees or former employees of the independent auditors;

•	reviewing our systems of internal accounting controls;

•	discussing risk management policies;

•	approving related-party transactions;

•	establishing procedures for complaints regarding financial statements or accounting policies; and

•	performing other duties delegated to the audit committee by the board of directors from time to time.
          The audit committee charter requires that all members of the audit committee satisfy the general independence criteria. The charter also requires that no audit committee member may have participated in the preparation of our financial statements during the three years prior to his or her appointment as a member and that each audit committee member be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. Additionally, at least one member of the audit committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in that individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and that member or another member must have sufficient education or experience to have acquired the attributes necessary to meet the criteria of an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission, or SEC. The members of the audit committee must include at least one of the directors nominated by the USW in accordance with the Director Designation Agreement (so long as at least one such director is appropriately qualified).

          The audit committee consists of Mmes. Hopp and Bartholomew and Messrs. Osborne, Van Leeuwen and Wilcox. Ms. Hopp currently serves as the chair of the audit committee. Our board of directors has determined that all five members of the audit committee (1) meet the general independence criteria, as well as the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, or the Exchange Act, and (2) are able to read and understand fundamental financial statements. Our board of directors also determined that no member of the audit committee participated in the preparation of our financial statements during the three years prior to their appointment as members of the committee. Our board of directors has determined that Ms. Hopp and Mr. Wilcox satisfy the financial sophistication criteria described above and satisfy the criteria necessary to serve as the “audit committee financial expert.”
          During 2008, the audit committee held seven meetings.
          Compensation Committee
          General
          The compensation committee of the board of directors establishes and administers our policies, programs and procedures for compensating our senior management, including determining and approving the compensation of our executive officers. Other duties and responsibilities of the compensation committee include:
•	administering plans adopted by the board of directors that contemplate administration by the compensation committee, including our Amended and Restated 2006 Equity and Performance Incentive Plan;

•	overseeing regulatory compliance with respect to compensation matters;

•	reviewing director compensation; and

•	performing other duties delegated to the compensation committee by the board of directors from time to time.
The compensation committee solicits the views of our chief executive officer on compensation matters, including as they relate to the compensation of the other members of senior management reporting to the chief executive officer. The compensation committee has retained Hewitt Associates, LLC to advise the compensation committee on all matters related to compensation of our chief executive officer and other members of senior management. Hewitt’s services in this regard include (1) providing competitive market data and related assessments of executive compensation as background against which the compensation committee considers executive compensation, (2) preparing and reviewing tally and compensation summary sheets for the named executive officers, (3) apprising the compensation committee of trends and best practices associated with executive and director compensation, (4) providing support with respect to legal, regulatory and accounting considerations impacting compensation and benefit programs, and (5) attending meetings of the compensation committee and board of directors when requested. These services are typically directed by the compensation committee and coordinated with our human resources department.
          The compensation committee charter requires that all members of the compensation committee satisfy the general independence criteria, as well as qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
          The compensation committee currently consists of Messrs. Murdy, Quinn and Van Leeuwen. Mr. Murdy currently serves as the chair of the compensation committee. During 2008, the compensation committee held eight meetings and acted by unanimous written consent three times.
          Compensation Committee Interlocks and Insider Participation
          During 2008, Messrs. Murdy, Quinn and Van Leeuwen and Ms. Proctor served as members of the compensation committee. None of the members of the compensation committee (1) was an officer or employee of our company during the year, (2) was formerly an officer of our company, or (3) had any relationships requiring disclosure by us under the SEC’s rules with respect to certain relationships and related-party transactions.

          Furthermore, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
          Nominating and Corporate Governance Committee
          The nominating and corporate governance committee of the board of directors identifies individuals qualified to become members of our board of directors, recommends candidates to fill vacancies and newly-created positions on our board of directors, recommends director nominees for election by stockholders at the annual meetings of stockholders and develops and recommends to the board of directors our corporate governance principles.
          To ensure flexibility with respect to the director nominee evaluation process, the nominating and corporate governance committee has not established specific, minimum qualifications that an individual must meet in order to become a member of the board of directors. The nominating and corporate governance committee evaluates director candidates submitted by stockholders as described below in the same manner as those candidates identified by the nominating and corporate governance committee. The nominating and corporate governance committee believes that our company is best served when each member of the board of directors:
•	exhibits strong leadership in his or her particular field or area of expertise;

•	possesses the ability to exercise sound business judgment;

•	has a strong educational background or equivalent life experiences;

•	has substantial experience both in the business community and outside the business community;

•	contributes positively to the existing collaborative culture among members of the board of directors;

•	represents the best interests of all of our stockholders and not just one particular constituency;

•	has experience as a senior executive of a company of significant size or prominence or another business or organization comparable to our company;

•	possesses skills and experience which make him or her a desirable addition to a standing committee of the board of directors;

•	consistently demonstrates integrity and ethics in his or her professional and personal life; and

•	has the time and ability to participate fully in activities of the board of directors, including attendance at, and active participation in, meetings of the board of directors and the committee or committees of which he or she is a member.
          Other duties and responsibilities of the nominating and corporate governance committee include:
•	assisting in succession planning;

•	considering possible conflicts of interest of members of the board of directors and management and making recommendations to prevent, minimize or eliminate such conflicts of interests;

•	evaluating whether an incumbent director should be nominated for re-election to the board of directors upon expiration of the incumbent’s term;

•	making recommendations to the board of directors regarding the appropriate size of the board of directors; and

•	performing other duties delegated to the nominating and corporate governance committee by the board of directors from time to time.

          The nominating and corporate governance committee has adopted policies and procedures by which our stockholders may submit director candidates to the nominating and corporate governance committee for consideration. If the nominating and corporate governance committee receives, by a date not less than 120, nor more than 150, calendar days before the anniversary of the date that the proxy statement was mailed to stockholders in connection with our previous year’s annual meeting, a recommendation for a director nominee from a stockholder or group of stockholders that beneficially owned more than 5% of our outstanding common stock for at least one year as of the date of the recommendation, then such director candidate will be considered and evaluated by the nominating and corporate governance committee for the annual meeting immediately succeeding the date that proper written notice was timely delivered to and received by the nominating and corporate governance committee. When the date of our annual meeting of stockholders changes by more than 30 calendar days from the previous year’s annual meeting, such written notice of the recommendation for the director candidate will be considered timely if, and only if, it is received by the nominating and corporate governance committee no later than the close of business on the tenth calendar day following the first day on which notice of the date of the upcoming annual meeting is publicly disclosed by us.
          Written notice from an eligible stockholder or group of eligible stockholders to the nominating and corporate governance committee recommending a director candidate must contain or be accompanied by:
•	proof that the stockholder or group of stockholders submitting the recommendation for a director candidate has beneficially owned, for the required one-year holding period, more than 5% of our outstanding common stock;

•	a written statement that the stockholder or group of stockholders submitting the recommendation for a director candidate intends to continue to beneficially own more than 5% of our outstanding common stock through the date of the next annual meeting of stockholders;

•	the name and record address of each stockholder submitting a recommendation for the director candidate, the written consent of each such stockholder and the director candidate to be publicly identified (including, in the case of the director candidate, to be named in the company’s proxy materials) and the written consent of the director candidate to serve as a member of our board of directors (and any committee of our board of directors to which the director candidate is assigned to serve by our board of directors) if elected;

•	a description of all arrangements or understandings between or among any of the stockholder or group of stockholders submitting the recommendation for a director candidate, the director candidate and any other person or persons (naming such person or persons) pursuant to which the submission of the recommendation for a director candidate is to be made by such stockholder or group of stockholders;

•	with respect to the director candidate, (1) his or her name, age, business and residential address and principal occupation or employment, (2) the number of shares of our common stock beneficially owned by him or her, (3) a resume or similar document detailing his or her personal and professional experiences and accomplishments, and (4) all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the SEC, the Nasdaq Marketplace Rules or other applicable criteria of the NASD; and

•	a written statement that each submitting stockholder and the director candidate shall make available to the nominating and corporate governance committee all information reasonably requested in connection with the committee’s evaluation of the director candidate.
The notice must be signed by each stockholder submitting the proposal and the director candidate. The notice must be sent to the following address by registered or certified mail: Kaiser Aluminum Corporation, Attn: Corporate Secretary (Nominating and Corporate Governance Committee), 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831.

          The nominating and corporate governance committee charter requires that all members of the nominating and governance committee satisfy the general independence criteria. The members of the nominating and corporate governance committee must include at least one of the directors nominated by the USW in accordance with the Director Designation Agreement (so long as at least one such director is appropriately qualified).
          The nominating and corporate governance committee currently consists of Ms. Bartholomew and Messrs. Frankel, Murdy, Osborne, Quinn and Van Leeuwen. Dr. Osborne currently serves as the chair of the nominating and corporate governance committee. During 2008, the nominating and corporate governance committee held four meetings.
EXECUTIVE OFFICERS
          The following table sets forth the names and ages of each of the current executive officers of the company and the positions they hold.

Name	Age	Position(s)
Jack A. Hockema	62	President, Chief Executive Officer and Chairman of the Board; Director
John Barneson	58	Senior Vice President – Corporate Development
John M. Donnan	48	Senior Vice President, Secretary and General Counsel
James E. McAuliffe, Jr.	63	Senior Vice President – Human Resources
Daniel J. Rinkenberger	50	Senior Vice President and Chief Financial Officer
Melinda C. Ellsworth	50	Vice President and Treasurer
Neal E. West	50	Vice President and Chief Accounting Officer
          Set forth below are brief descriptions of the business experience of each of our executive officers.
          Jack A. Hockema has served as our President and Chief Executive Officer and a director since October 2001 and as Chairman of the Board since July 2006. He previously served as Executive Vice President of Kaiser and President of the Kaiser Fabricated Products division from January 2000 to October 2001, and Executive Vice President of Kaiser from May 2000 to October 2001. He served as Vice President of Kaiser from May 1997 to May 2000. Mr. Hockema was President of Kaiser Engineered Products from March 1997 to January 2000. He served as President of Kaiser Extruded Products and Engineered Components from September 1996 to March 1997. Mr. Hockema served as a consultant to Kaiser and acting President of Kaiser Engineered Components from September 1995 to September 1996. Mr. Hockema was an employee of Kaiser from 1977 to 1982, working at our Trentwood facility, and serving as plant manager of our former Union City, California can plant and as operations manager for Kaiser Extruded Products. In 1982, Mr. Hockema left Kaiser to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of American Brass Specialty Products until June 1992. From June 1992 to September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry. Mr. Hockema currently serves on the board of directors of Clearwater Paper Corp. He holds a Master of Science degree in Industrial Management and a Bachelor of Science degree in Civil Engineering, both from Purdue University.
          John Barneson has served as our Senior Vice President – Corporate Development since December 2007. He previously served as our Senior Vice President and Chief Administrative Officer from August 2001 to December 2007 and as our Vice President and Chief Administrative Officer from December 1999 through August 2001. He served as Engineered Products Vice President of Business Development and Planning from September 1997 to December 1999. Mr. Barneson served as Flat-Rolled Products Vice President of Business Development and Planning from April 1996 to September 1997. Mr. Barneson has been an employee of Kaiser since September 1975 and has held a number of staff and operation management positions within the Flat-Rolled and Engineered Products business units. He holds a Master of Science degree and a Bachelor of Science degree in Industrial Engineering from Oregon State University.
          John M. Donnan has served as our Senior Vice President, General Counsel and Secretary since December 2007. He previously served as our Vice President, Secretary and General Counsel from January 2005 to December 2007. Mr. Donnan joined the legal staff of Kaiser in 1993 and was named Deputy General Counsel of Kaiser in 2000. Prior to joining Kaiser, Mr. Donnan was an associate in the Houston, Texas office of the law firm of Chamberlain, Hrdlicka, White, Williams & Martin. He holds a Juris Doctorate degree from the University of Arkansas School of Law and Bachelor of Business Administration degrees in finance and accounting from Texas Tech University. He is a member of the Texas and California bars.
          Daniel J. Rinkenberger has served as our Senior Vice President and Chief Financial Officer since April 2008. Mr. Rinkenberger served as our Vice President from January 2005 to April 2008 and as our Treasurer from January 2005 to July 2008. Prior to January 2005, he served as our Vice President of Economic Analysis and Planning from February 2002. He served as Vice President, Planning and Business Development of Kaiser Fabricated Products division from June 2000 through February 2002. Prior to that, he served as Vice President, Finance and Business Planning of Kaiser Flat-Rolled Products division from February 1998 to February 2000, and as our Assistant Treasurer from January 1995 through February 1998. Before joining Kaiser, he held a series of positions of increasing responsibility in the Treasury Department at Pennzoil Corporation. He holds a Master of Business Administration degree in finance from the University of Chicago and a Bachelor of Education degree from Illinois State University. He is a Chartered Financial Analyst.
          James E. McAuliffe, Jr. has served as our Senior Vice President – Human Resources since December 2007. He previously served as our Vice President – Human Resources from January 2002 to December 2007. Mr. McAuliffe joined Kaiser in 1998 as Vice President – Human Resources for our fabricating business. Prior to joining Kaiser, Mr. McAuliffe served as Vice President of Human Resources for Rexam, Inc., a manufacturer of industrial coatings for graphics, photographic and computer industries and J.P Industries, a manufacturer of automotive engine and transmission components. He holds a Bachelor of Arts degree in Labor Relations and Industrial Psychology from Michigan State University and attended graduate school at Central Michigan University.
          Melinda C. Ellsworth has served as our Vice President and Treasurer since July 2008. Prior to joining Kaiser, Ms. Ellsworth was Vice President, Treasurer and Investor Relations at HNI Corporation, a leading provider of office furniture and hearth products, from February 2002 to May 2007. From May 1998 to January 2002, she served in several roles with Sunbeam Corporation, ending her tenure as Vice President, International Finance and Treasury. She additionally has over a decade of experience in commercial banking. She holds a Bachelor of Business Administration degree in accounting from St. Bonaventure University and is a Certified Public Accountant.
          Neal E. West has served as our Vice President and Chief Accounting Officer since June 2008. Prior to joining Kaiser, Mr. West served as the Principal Accounting Officer of Gateway, Inc. from June 2005 to May 2008. Mr. West was also the Vice President and Corporate Controller of Gateway, Inc. from April 2005 to May 2008. Prior to joining Gateway, Inc., Mr. West was the Vice President and Controller for APL Logistic, Ltd. from April 2000 to April 2005. In addition, Mr. West has held a number of finance, service and support positions at APL Ltd. Mr. West also previously worked for Standard Pacific and West-Tronics, Inc. as Division Controller and Financial Manager. Mr. West is a Certified Public Accountant and a Certified Management Accountant and holds a Master of Science degree in information systems from Roosevelt University and a Bachelor of Science degree in accounting and business administration from Illinois State University.
EXECUTIVE COMPENSATION
Compensation Committee Report
          The compensation committee has reviewed and discussed with management the compensation discussion and analysis section included below. Based on its review and discussions with management, the compensation committee recommended to the board of directors that such compensation discussion and analysis be included in this Proxy Statement.

          This report is submitted by the members of the compensation committee of the board of directors:
Compensation Committee
William F. Murdy (Chair)
Jack Quinn
Thomas M. Van Leeuwen
Compensation Discussion and Analysis
          Introduction
          This section provides (1) an overview of the compensation committee of our board of directors, (2) a discussion of the objectives of our comprehensive compensation structure initially developed in 2006 and the design of our overall 2008 compensation program for senior management, and (3) a discussion of all material elements of the 2008 compensation for each of the individuals identified in the following table, who we refer to as our named executive officers:

Name	Title
Jack A. Hockema	President and Chief Executive Officer (principal executive officer)
John Barneson	Senior Vice President – Corporate Development
John M. Donnan	Senior Vice President, Secretary and General Counsel
Daniel J. Rinkenberger(1)	Senior Vice President and Chief Financial Officer (current principal financial officer)
James E. McAuliffe, Jr.	Senior Vice President – Human Resources
Joseph P. Bellino(2)	Former Executive Vice President and Chief Financial Officer (former principal financial officer)

(1)	Mr. Rinkenberger, who was our Vice President and Treasurer, was appointed as our Senior Vice President and Chief Financial Officer effective April 14, 2008.

(2)	Mr. Bellino served as our Executive Vice President and Chief Financial Officer until the termination of his employment with us on April 14, 2008.
          In addition to base salary, the key components of our 2008 compensation program were:
•	A cash-based, short-term incentive plan designed to reward participants for economic value added, or EVA, versus cost of capital of our core Fabricated Products business; and

•	An equity-based, long-term incentive program designed to align compensation with the interests of our stockholders and enhance retention of senior management through the use of grants of (1) a fixed number of shares of restricted stock that vest over time and (2) a fixed number of performance shares that vest, if at all, based on the average annual EVA of our core Fabricated Products business for 2008, 2009 and 2010.
Two of our key objectives have been, and in 2008 continued to be, ensuring that we align our senior management and stockholders by rewarding senior management for achieving strategic goals that successfully drive our operations and enhance stockholder value and attracting, motivating and retaining executives vital to our short-term and long-term success, profitability and growth.
          Overview of Compensation Committee
          The compensation committee is comprised entirely of independent directors. By design, members of the compensation committee also serve on other board committees, including our audit committee and our nominating and corporate governance committee. We believe this structure helps coordinate the efforts of the respective committees. The compensation committee’s primary duties and responsibilities are to establish and implement our compensation policies and programs for senior management. While the nominating and corporate governance committee has the responsibility to evaluate the overall performance of our chief executive officer, the compensation committee coordinates with and assists the nominating and corporate governance committee in connection with that evaluation.
          The compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. Pursuant to that authority, the compensation committee engaged Hewitt Associates LLC in 2006 to advise it on all matters related to compensation of our chief executive officer and other members of senior management, including the other named executive officers, and has continued to engage Hewitt.
          The compensation committee meets formally and informally throughout the year. Informal meetings frequently occur when our directors are together for meetings of the full board of directors and telephonically at the request of one or more committee members. Our chief executive officer, other members of our management and outside advisors may be invited to attend all or a portion of a compensation committee meeting depending on the nature of the agenda items; however, neither our chief executive officer nor any other member of management votes on items before the compensation committee.
          The compensation committee works with our senior management and Hewitt to determine the agenda for its formal meetings and to prepare meeting materials. The compensation committee and board of directors also solicit the views of our chief executive officer on compensation matters, including, among others:
•	Objectives for our compensation programs;

•	Structure of our compensation programs;

•	Succession planning; and

•	Compensation of other members of senior management, including the other named executive officers.
          Objectives of our Compensation Structure
          Our compensation structure was developed in 2006 to achieve the following objectives, which we believe are critical for enhancing stockholder value and our long-terms success:
•	Creating alignment between senior management and our stockholders by rewarding senior management for achieving strategic goals that successfully drive our operations and enhance stockholder value;

•	Attracting, motivating and retaining highly experienced executives vital to our short-term and long-term success, profitability and growth;

•	Differentiating senior management compensation based on actual performance; and

•	Providing targeted compensation levels that are benchmarked to our compensation peer group discussed below as follows:
°	for base salary, the 50th percentile;

°	for annual cash incentives at target-level performance, the 50th percentile; and

°	for annualized economic equity grant value of long-term incentives, between the 50th and the 65th percentiles.

          Design of our Compensation Program
          Our 2008 compensation program for senior management, including the named executive officers, reinforces performance and accountability at both the corporate and individual levels. In addition to focusing on “pay for performance,” our compensation program:
•	Balanced short-term and long-term goals, with:
°	approximately 50% of the chief executive officer’s target total compensation being delivered through long-term incentives; and

°	approximately 40% of the target total compensation for the other named executive officers being delivered through long-term incentives;
•	Delivered a mix of fixed and at-risk compensation directly related to our overall performance and the creation of stockholder value, with:
°	approximately 70% of the chief executive officer’s target total compensation being at-risk compensation; and

°	approximately 60% of the target total compensation for the other named executive officers being at-risk compensation;
•	Provided compensation that is competitive with our compensation peer group;

•	Used equity-based awards, stock ownership guidelines and annual incentives linked to stockholder value and achievement of corporate, segment and individual performance; and

•	Used forfeiture provisions that can result in the loss of equity-based awards and resulting benefits if we determine a recipient, including any of the named executive officers, has engaged in certain activities detrimental to us.
          Periodically, but not less than annually, each element of compensation is reviewed and considered by the compensation committee and our board of directors both individually and collectively with the other elements of compensation to ensure that it is consistent with the objectives of both our comprehensive compensation structure and that particular element of compensation. Any suggestions or concerns identified in the course of that review and consideration are shared with senior management and Hewitt and addressed in a manner that is satisfactory to the compensation committee and our board of directors. This process occurs over a series of meetings of the compensation committee, the board of directors and the independent directors meeting in executive sessions without members of management present.
          In designing the overall compensation program, as well as the individual compensation, for senior management, including the named executive officers, the compensation committee considers the following factors, among others:
•	The external challenges to our near- and long-term ability to attract and retain strong senior management;

•	Each individual’s contributions to our overall results;

•	Our historical and anticipated operating and financial performance compared with targeted goals; and

•	Our size and complexity compared with companies in our compensation peer group.
          The compensation committee uses tally and other summary sheets that provide a summary of the compensation history of our chief executive officer and those members of senior management reporting to the chief executive officer. These tally and other information sheets, which are prepared by our senior management and Hewitt, include a historical summary of base salary, annual bonus and equity awards.
          The compensation committee also reviews the compensation and benefit practices, as well as levels of pay, of a compensation peer group of companies. In 2006, working with Hewitt, our management selected for inclusion in the compensation peer group companies that were determined to: (1) be of a similar size; (2) have positions of similar complexity and scope of responsibility; and/or (3) compete with us for talent. The compensation committee, working with Hewitt, reviews, evaluates and updates the compensation peer group, which includes companies in both similar and different industries, at least annually. For 2008, our compensation peer group consisted of the following 37 companies:

Ameron International Corporation	Mittal Steel USA Inc.
Ash Grove Cement Company	Neenah Paper, Inc.
Bandag, Incorporated	Olin Corporation
Bemis Manufacturing Company	OMNOVA Solutions Inc.
Brady Corporation	Pella Corporation
Briggs & Stratton Corporation	Polaris Industries Inc.
Cameron International Corporation	Rayonier Inc.
The David J. Joseph Company	Ryerson, Inc.
Donaldson Company, Inc.	Sauer-Danfoss Inc.
EDO Corporation	Solar Turbines Incorporated
ESCO Technologies Inc.	Spring Global US, Inc.
Fellowes, Inc.	SPS Technologies, Inc.
Graco Inc.	Steelcase Inc.
Joy Global Inc.	Texas Industries, Inc.
Kaman Corporation	The Timken Company
Kennametal Inc.	Valmont Industries, Inc.
Lord Corporation	Vulcan Materials Company
Martin Marietta Materials, Inc.	Walter Industries, Inc.
Milacron Inc.
There were no changes to our compensation peer group in 2008 as compared to 2007 other than changes resulting from mergers, acquisitions and restructurings involving individual companies in our compensation peer group. Importantly, the compensation committee recognizes that we compete for talent with companies much larger than those included in our compensation peer group. These larger companies aggressively recruit for the best qualified talent in particularly critical functions. As a result, to attract and retain talent, the compensation committee may from time to time determine that it is in the best interests of our company and stockholders to provide compensation packages that deviate from targeted pay levels.
          Elements of Compensation
          Elements of compensation for 2008 included base salary, annual cash incentives, long-term incentives, retirement benefits and certain perquisites.
     Base salary
          The compensation committee annually reviews base salaries for our chief executive officer and those members of senior management reporting to the chief executive officer, including the other named executive officers, and determines if a change is appropriate. In reviewing base salaries, the compensation committee considers factors, including, among others:
•	Level of responsibility;

•	Prior experience;

•	Base salaries paid for comparable positions by our compensation peer group; and

•	The relationship among base salaries paid within our company.

The intent is to fix base salaries at levels consistent with the design of the overall compensation program for the particular year. During 2008, the compensation committee increased the base salaries of our named executive officers by 3.6% to 22.0%, principally to align base salaries with targeted levels based on a review of our compensation peer group and reflect promotions and increased responsibilities. Base salaries for our named executive officers in 2008 were as follows:

	Amount of Base Salary
Name	Increase for 2008	2008 Base Salary
Jack A. Hockema	$29,000	$787,000
John Barneson	$11,000	$302,000
John M. Donnan	$25,000	$295,000
Daniel J. Rinkenberger	$66,000	$300,000
James E. McAuliffe, Jr.	$27,000	$235,000
Joseph P. Bellino	$14,000	$377,000
     Annual cash incentives
          Like our 2007 Short-Term Incentive Plan, our 2008 Short-Term Incentive Plan, which we refer to as our 2008 STI Plan, was designed to reward participants for EVA of our core Fabricated Products business, including corporate expenses, with modifiers for safety performance (as measured by the total case incident rate), segment performance and individual performance. Under the 2008 STI Plan, which the compensation committee approved on February 27, 2008, EVA equaled our pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of our net assets (subject to certain adjustments). The adjustments to EVA included, among others:
•	Removing results of our Primary Aluminum business to reflect the fact that it is not a core business;

•	Removing discontinued or legacy operations;

•	Eliminating fresh start accounting adjustments, including the approximately $49 million write-down of our total assets (and the resulting higher payouts those adjustments might otherwise create);

•	Eliminating voluntary employees’ beneficiary association, or VEBA, assets and liabilities;

•	Excluding deferred tax assets and liabilities from the calculation of net assets to be consistent with our use of pre-tax operating income;

•	Excluding mark-to-market assets or liabilities and mark-to-market and lower of cost or market adjustments to metal inventory on hand;

•	Excluding capital expenditures in progress; and

•	Adding the capitalized value of long-term leases.
          The 2008 STI Plan provided a threshold performance level below which no payout would be made, a target performance level at which the target payout was available and a maximum performance level at or above which the maximum payout would be available. Payout opportunities ranged from zero up to three times the target payout amount. Performance in excess of the threshold performance level resulted in an increase in the overall incentive pool by 6% of adjusted pre-tax operating income in excess of the threshold performance level up to the maximum payout opportunity.
          Threshold and maximum payouts required a return on net assets of approximately 7.5% and 35%, respectively, and would have resulted in payouts equal to one-half and three times target, respectively. In addition, the 2008 STI Plan tied pay to performance, only increased the incentive pool for returns in excess of the threshold performance level (subject to the payout maximum) and did not dilute the performance required as we continued to invest in our business.
          At the beginning of 2008, a monetary incentive target was established under the 2008 STI Plan for each participant based on a percentage of base salary. The percentage was generally determined based on, among other things:
•	A targeted level benchmarked to the 50th percentile of our compensation peer group;

•	Internal compensation balance; and

•	Position responsibilities.

          When establishing the performance levels for the 2008 STI Plan, the compensation committee reviewed and discussed with both senior management and the board of directors:
•	Our business plan and its key underlying assumptions;

•	The expectations under then-existing and anticipated market conditions; and

•	The opportunity to generate stockholder value.
In addition to being designed to reward participants for EVA, the 2008 STI Plan recognized that our business is cyclical. The EVA target for 2008 was set at a level believed to be achievable in the then-existing economic environment if management performed as expected. Applying historical performance to the 2008 STI Plan, the annual cash incentive compensation over the 10 years prior to 2008 would have averaged approximately 65% of the target payout amount and there would have been no such compensation in six out of those 10 years.
          Our key strategic initiatives for 2008 were established at the beginning of 2008 through a series of board and committee meetings. These initiatives were consistent with the business and strategic plan previously approved by our board and included specific actions expected to:
•	Enhance our position as the supplier of choice for our customers;

•	Facilitate our being a low cost producer by controlling costs beyond inflation;

•	Achieve profitable sales growth through organic and external growth;

•	Expand and enhance the deployment of the Kaiser Production System;

•	Sustain financial strength to provide strategic flexibility in all phases of the business cycle; and

•	Continue to improve our standing as a valued corporate citizen.
Individual performance goals for other members of senior management, including the other named executive officers, were established by our chief executive officer and consistent with the 2008 key strategic initiatives.
          Based on the Fabricated Products business results and safety performance, as well as segment and individual performance, a participant’s base award could be modified, in the aggregate, up to plus or minus 100 percent of the incentive target or base award, subject to an overall cap on the aggregate award of three times the incentive target. A cash pool was established based upon the award multiple multiplied by the sum of individual monetary incentive targets for all plan participants. Although individual monetary awards could be adjusted up or down, an amount equal to the entire cash pool was paid to participants.
          In early 2009, our actual results for 2008, EVA based on those results and the resulting award multiple were determined. Each participant’s base award under the 2008 STI Plan was determined by multiplying his or her monetary incentive target by the award multiple. The compensation committee, the nominating and corporate governance committee and our board of directors also reviewed the actual performance of both our company and our chief executive officer for 2008 as compared to the 2008 key strategic initiatives and performance goals.
          Despite reporting an operating loss and net loss for 2008, in each case before “non-run-rate items” (which are items that, while they may recur from period to period are particularly material to results, impact costs as a result of external market factors and may not recur in future periods if the same level of underlying performance were to occur), the company’s core Fabricated Products business achieved record spread revenue (the difference between our price to our customers and the price of metal), its second best operating income and solid operating cash flows. The company also remained well positioned to manage through market cycles. Exclusive of non-run-rate items, the Fabricated Products business generated strong operating and net income. Based on the 2008 results and the terms of the 2008 STI Plan, the compensation committee determined the 2008 STI Plan award multiple to be approximately 1.3.

          After applying individual performance modifiers, the individual award multiple for our named executive officers ranged from 0.9 to 1.4. The individual award multiple for Mr. Hockema was approximately 0.9. The lower award multiple was recommended by Mr. Hockema and approved by the compensation committee after considering the impact of low commodity prices on the company’s borrowing base and liquidity as the economy headed into the current downturn, 2008 cost performance and 2008 inventory performance. Mr. Rinkenberger’s individual award multiple was approximately 1.4 as a result of a positive multiplier based on individual performance that included significant progress building the depth and strength of the company’s financial organization.
          The table below sets forth for the 2008 STI Plan the possible payouts that could have been earned by our named executive officers at each performance level and the actual amounts earned by them.

Name	Below Threshold	Threshold	Target	Maximum	Actual
Jack A. Hockema	$0	$269,548	$539,095	$1,617,285	$480,900	(1)
John Barneson	$0	$67,950	$135,900	$407,700	$190,700
John M. Donnan	$0	$73,750	$149,860	$442,500	$191,200
Daniel J. Rinkenberger	$0	$75,000	$150,000	$450,000	$191,200
James E. McAuliffe, Jr.	$0	$52,875	$105,045	$317,250	$133,800
Joseph P. Bellino	$0	$94,250	$188,500	$565,500	$54,078	(2)

(1)	In March 2009, the compensation committee granted key employees, including Mr. Hockema, the right to elect to receive shares of our common stock in lieu of any or all of his cash payout under the 2008 STI Plan. Mr. Hockema elected to receive 13,204 shares of our common stock at $18.21 per share, the closing price of our common stock on March 13, 2009, which is the date on which payouts under the 2008 STI Plan were made, in lieu of approximately $240,450 of his cash payout under the 2008 STI Plan.

(2)	Pursuant to a letter agreement that we entered into with Mr. Bellino on April 16, 2008, regarding the termination of his employment with us, which we refer to as Mr. Bellino’s severance agreement, Mr. Bellino was paid $54,078 in respect of the 2008 STI Plan in April 2008, which amount represents the prorated portion of his target payout amount for 2008 determined based on the actual number of days of his employment with us in 2008.
     Long-term incentives
          On February 27, 2008, the compensation committee approved a long-term incentive program for 2008 through 2010, which we refer to as our 2008 – 2010 LTI Program, for key employees, including the named executive officers. The compensation committee established a target monetary value for each named executive officer and determined that each named executive officer should receive restricted stock having an economic value equal to 50% of his target monetary value and performance shares having an economic value equal to 100% of his target monetary value. The 2008 – 2010 LTI Program was designed to enhance and increase the “pay-for-performance” and retention features of our overall 2008 compensation program by rewarding participants with (1) a fixed number of shares of restricted stock that will “cliff” vest in 2011 and (2) a fixed number of performance shares that vest, if at all, based on the average annual EVA of our core Fabricated Products business for 2008, 2009 and 2010.
          EVA under the 2008 – 2010 LTI Program will equal our pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of our net assets (subject to certain adjustments). The 2008 – 2010 LTI Program provides with respect to the performance shares for (1) a threshold performance level at which no performance shares will vest, a target performance level at which the target number of performance shares will vest and a performance level at or above which the maximum number of performance shares will vest and (2) minimum and maximum vesting opportunities ranging from zero up to two times the target number. Each performance share that becomes vested entitles the participant to receive one share of our common stock.
          The table below sets forth the total number of shares of restricted stock and performance shares granted to our named executive officers during 2008:

	Number of Shares of		Number of
Name	Restricted Stock		Performance Shares
Jack A. Hockema	9,805	(1)	23,416	(2)
John Barneson	2,847	(1)	6,801	(2)
John M. Donnan	2,681	(1)	6,404	(2)
Daniel J. Rinkenberger	2,921	(1)	6,977	(2)
James E. McAuliffe, Jr.	1,586	(1)	3,788	(2)
Joseph P. Bellino	3,731	(3)	8,912	(3)

(1)	The restrictions on 100% of the shares of restricted stock granted will lapse on March 3, 2011 or earlier if the named executive officer’s employment terminates as a result of death or disability (or, in the case of Mr. Hockema, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control.

(2)	The table below sets forth the number of performance shares that will vest for each of Messrs. Hockema, Barneson, Donnan, Rinkenberger and McAuliffe under the 2008 – 2010 LTI Program at the threshold, target and maximum performance levels:

Name	Threshold	Target	Maximum
Jack A. Hockema	0	11,708	23,416
John Barneson	0	3,400	6,801
John M. Donnan	0	3,202	6,404
Daniel J. Rinkenberger	0	3,488	6,977
James E. McAuliffe, Jr.	0	1,894	3,788

The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 3, 2011 and the date on which we certify the performance level achieved during the three-year performance period. If, prior to December 31, 2010, the named executive officer’s employment terminates as a result of death or disability (or, in the case of Mr. Hockema, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control, the target number of performance shares will vest. If the named executive officer’s employment terminates on or after December 31, 2010 but on or prior to the vesting date, the number of performance shares, if any, that will vest upon any of the foregoing events will be determined based on the performance level achieved during the three-year performance period, except that the performance shares will be forfeited if the executive officer’s employment is terminated by us for cause or is voluntarily terminated by him without good reason.

(3)	Pursuant to Mr. Bellino’s severance agreement, all of these shares of restricted stock and performance shares were cancelled effective April 16, 2008. See “— Employment-Related Agreements and Certain Employee Benefit Plans — Agreements with Joseph P. Bellino” below.
     Retirement benefits
          We no longer maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including our named executive officers, are currently provided through a defined contribution retirement program consisting of the following two principal plans:
•	the Kaiser Aluminum Savings and Investment Plan, a tax-qualified profit-sharing and 401(k) plan (which we refer to as our Savings Plan); and

•	a nonqualified and unsecured deferred compensation plan intended to restore benefits that would be payable to participants in the Savings Plan but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code (which we refer to as our Restoration Plan).
          The defined contribution retirement program has the following three primary components, which are discussed more fully below:
•	A company match of the employee’s pre-tax deferrals under our Savings Plan;

•	A company contribution to the employee’s account under our Savings Plan; and

•	A company contribution to the employee’s account under our Restoration Plan.
Under the terms of our Restoration Plan, cash balances are maintained in a “rabbi trust” where they remain subject to the claims of our creditors and are otherwise invested in funds designated by each individual from a menu of possible investments. In addition, the cash balances maintained in the rabbi trust are forfeited if the individual is terminated for cause.
          The compensation committee believes the Savings Plan and the Restoration Plan support the objectives of our comprehensive compensation structure, including the ability to attract and retain senior and experienced mid- to late-career executives for critical positions within our organization. Each of these plans is discussed more fully below.
     Perquisites
          During 2008, all of our named executive officers received a vehicle allowance and Messrs. Hockema, Barneson, Rinkenberger and Bellino were reimbursed for admission to, and the dues for, a club membership. Our use of perquisites as an element of compensation is very limited and largely based on business-related entertainment needs and the historical practices and policies of our company. We do not view perquisites as a significant element of our comprehensive compensation structure but do believe that they can be used in conjunction with base salary to attract, motivate and retain individuals in a competitive environment.
          Stock Ownership Guidelines
          In order to further align the interests of senior management, including the named executive officers, with those of our stockholders, we have stock ownership guidelines. Under those guidelines, members of our senior management are expected to hold common stock having a value equal to a multiple of their base salary as determined by their position. The guidelines contemplate a multiple of five times base salary for our chief executive officer and three times base salary for the other named executive officers. Each member of senior management covered by our stock ownership guidelines is expected to retain at least 75 percent of the net shares resulting from equity compensation awards until he or she achieves the applicable ownership level contemplated by the stock ownership guidelines. For purposes of these guidelines, stock ownership includes shares over which the holder has direct or indirect ownership or control, including restricted stock and restricted stock units, but does not include unexercised stock options. For purposes of measuring compliance with our stock ownership guidelines (i) restricted shares will be valued at the closing price of the company’s common stock on the grant date, (ii) performance shares will be valued using the target number of performance shares and the closing price of the company’s common stock on the grant date; and (iii) all other shares of common stock purchased or acquired by non-employee directors and members of our senior management will be valued at the purchase price of such shares. The ownership guidelines are expected to be met within five years. Each of the named executive officer has satisfied the applicable stock ownership requirements under the stock ownership guidelines.
          Employment Contracts, Termination of Employment Arrangements and Change-in-Control Arrangements
          As discussed more fully below, in 2006 we entered into employment agreements with Messrs. Hockema and Bellino. The decisions to enter into employment agreements and the terms of those agreements were based on the facts and circumstances at the time and an analysis of competitive market practice. The compensation committee, working with Hewitt, determined that employment agreements and the negotiated terms of those agreements were consistent with market practice. The compensation committee also determined that entering into an employment agreement with Mr. Hockema was important to, among other things:
•	Provide an economic incentive for Mr. Hockema to delay his retirement until at least July 2011;

•	Improve our ability to retain other key members of senior management; and

•	Provide assurance to our customers and other stakeholders of the continuity of senior management for an extended period beyond our emergence from chapter 11 bankruptcy in 2006.
In each case, the compensation committee determined that the agreements and the terms of those agreements were in the best interests of our company and stockholders.
          Also, as discussed more fully below, we provide certain members of senior management, including each of our named executive officers, with benefits related to terminations of employment in specified circumstances, including in connection with a change in control, by us without cause and by the named executive officer with good reason. Mr. Bellino, whose employment with us terminated on April 14, 2008, was also the beneficiary of such protections. These protections limit our ability to downwardly adjust certain aspects of compensation, including base salaries and target incentive compensation, without triggering the ability of the affected named executive officer to receive termination benefits. The compensation committee views these termination protection benefits as an important component of the total compensation package for each of our senior executive officers. In the view of the compensation committee, these protections help to maintain the senior executive officer’s objectivity in decision-making and provide another mechanism to align the interests of the senior executive officer with the interests of our stockholders.
          Tax Deductibility
          Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1 million paid to our principal executive officer and our next three highest-paid executive officers, other than the principal financial officer unless certain specific and detailed criteria are satisfied. The compensation committee considers the anticipated tax treatment to our company and our executive officers in the review and establishment of compensation programs and payments. Although the various components of our compensation program are not fully deductible under Section 162(m), management and the compensation committee routinely evaluate steps that can be taken to increase or otherwise preserve deductibility and consider the potential impact of proposed legislation that could further limit deductibility or impose additional requirements. The compensation committee has determined that we will not limit compensation to that deductible under Section 162(m) at this time, particularly in light of the substantial tax attributes, including net operating loss carry-forwards, available to us to offset taxable income.
          Actions With Respect to 2009 Compensation
          The compensation committee has reviewed and determined our compensation program for 2009. In reviewing and deliberating over our 2009 compensation program, the compensation committee considered, among other things:
•	The challenging and uncertain economic conditions in the United States and abroad;

•	The impact of the downturn on the demand for the company’s products in the market segments where those products are sold and the cyclical nature of those market segments;

•	The decline in our stock price in connection with the overall decline across equity markets and the impact of the decline on outstanding equity awards;

•	The anticipated vesting of the emergence grants on July 6, 2009 and the impact on retention following the anticipated disposition of shares required to pay withholding taxes;

•	The goal of maintaining alignment between senior management and our stockholders through the use of short and long-term performance based compensation;

•	The company’s business plan and underlying assumptions; and

•	The anticipated performance of the company’s compensation programs based on the company’s business plan and current financial position.
          The review included discussions with Hewitt and management in regard to existing and contemplated market practices, as well as the structure and objectives of each component of our compensation program. Upon completion of the review, the compensation committee, at the recommendation of executive management, implemented a salary freeze at the 2008 level covering all executive management for 2009. In addition, the compensation committee concluded that our short- and long-term incentives appeared to be performing through the business cycle as designed, determined that no material modifications were necessary, and approved (1) a short-term incentive plan for 2009 with a structure, terms and objectives generally consistent with the structure, terms and objectives of the 2008 STI Plan, except that the plan for 2009 provides for payouts in cash, non-restricted shares of common stock or a combination thereof, at our election, and (2) a long-term incentive program for 2009 through 2011 with a structure, terms and objectives consistent with the structure, terms and objectives of the 2008-2011 LTI Program.

Summary Compensation Table
          The table below sets forth information regarding compensation for our named executive officers: (1) Jack A. Hockema, our President, Chief Executive Officer and Chairman of the Board; (2) Daniel J. Rinkenberger, our Senior Vice President and Chief Financial Officer; (3) each of John Barneson, John M. Donnan and James E. McAuliffe, Jr., our three other most highly compensated executive officers (based on total compensation for 2008); and (4) Joseph P. Bellino, our former Executive Vice President and Chief Financial Officer (who joined us in May 2006 and served until April 14, 2008).

								Change in
								Pension Value
							Non-Equity	and Nonqualified
							Incentive Plan	Deferred
Name and Principal			Stock		Option		Compensation	Compensation	All Other
Position	Year (1)	Salary	Awards (2)		Awards (3)		(4)(5)	Earnings (6)	Compensation		Total
Jack A. Hockema,	2008	$779,750	$3,189,430		$110,345		$480,900	$41,297	$384,411		$4,986,133
President, Chief	2007	$751,000	$2,867,146		$80,169		$2,721,195	$10,178	$610,827		$7,040,515
Executive Officer	2006	$730,000	$1,301,167		—		$2,474,930	$8,403	$536,461		$5,050,961
and Chairman of the Board										(7)(8)(9)(10)(11)

John Barneson,	2008	$299,250	$846,514		$32,044		$190,700	$41,707	$138,004		$1,548,219
Senior Vice	2007	$288,250	$752,090		$23,282		$619,776	$6,511	$222,797		$1,912,706
President –	2006	$278,750	$337,600		—		$554,941	$5,020	$195,037		$1,371,348
Corporate Development										(7)(8)(9)(10)(12)

John M. Donnan,	2008	$288,750	$789,326		$28,598		$191,200	$19,570	$102,000		$1,419,444
Senior Vice	2007	$267,500	$701,629		$20,778		$363,324	$62	$65,390		$1,418,683
President, General	2006	$260,000	$316,500		—		$297,699	—	$41,897		$916,096
Counsel and Secretary										(7)(8)(10)(13)

Daniel J. Rinkenberger,	2008	$276,250	$440,882		$11,024		$191,200	$25,663	$77,299		$1,022,318
Senior Vice	2007	$231,750	$304,063		$8,010		$238,437	$880	$50,455		$893,595
President and Chief Financial Officer										(7)(8)(10)(14)

James E. McAuliffe, Jr.	2008	$228,250	$427,345		$14,649		$133,800	$7,943	$75,653		$887,640
Senor Vice President – Human Resources										(7)(8)(10)15)

Joseph P. Bellino,	2008	$105,875	—	(16)	—	(16)	—	—	$20,747		$126,622
former Executive	2007	$359,750	$311,833		$30,524		$395,300	—	$198,484		$1,295,891
Vice President and	2006	$220,018	$105,500		—		$288,892	—	$40,365		$654,775
Chief Financial Officer										(7)(8)(10)(17)

(1)	Mr. Rinkenberger was not included as a named executive officer in the summary compensation table contained in the proxy statement relating to our 2007 annual meeting of stockholders. Accordingly, this table does not set forth information regarding his 2006 compensation. Mr. McAuliffe was not included as a named executive officer in the summary compensation table contained in the proxy statements relating to our 2007 and 2008 annual meetings of stockholders. Accordingly, this table does not set forth information regarding his 2006 or 2007 compensation.

(2)	Reflects the value of restricted stock and performance share awards granted to our named executive officers based on the compensation cost of the awards with respect to the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, which we refer to as SFAS No. 123-R, but excluding any impact of assumed forfeiture rates. For additional information regarding the compensation cost of equity awards with respect to our 2006, 2007 and 2008 fiscal years, see Note 7, Note 11 and Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, respectively.

(3)	Reflects the value of option awards granted to our named executive officers based on the compensation cost of the awards with respect to the applicable fiscal year, computed in accordance with SFAS No. 123-R, but excluding any impact of assumed forfeiture rights. For additional information regarding the compensation costs of option awards with respect to our 2007 and 2008 fiscal years, see Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2007 and December 31, 2008.

(4)	Includes payments made under our Chapter 11 Long-Term Incentive Plan, pursuant to which key management employees accrued cash awards based on our attainment of sustained cost reductions above $80 million annually for the four and one-half year period from 2002 through our emergence from chapter 11 bankruptcy in July 2006. The total amounts accrued under our Chapter 11 Long-Term Incentive Plan during the four and one-half year period for Messrs. Hockema, Barneson, Donnan and Rinkenberger were as follows: Mr. Hockema, $3,298,880; Mr. Barneson, $693,876; Mr. Donnan, $208,575; and Mr. Rinkenberger, $123,609. Annual awards during this period were approximately 81% of target in 2002 and 2003; 61% of target in 2004; (16%) of target in 2005; and 40% of target in 2006, with an average award of approximately 55% of target over the four and one-half year period. For each of Messrs. Hockema, Barneson, Donnan and Rinkenberger, approximately one-half of the total amounts accrued under our Chapter 11 Long-Term Incentive Plan was paid in August 2006 following our emergence, as follows: Mr. Hockema, $1,649,440; Mr. Barneson, $346,938; Mr. Donnan, $104,554; and Mr. Rinkenberger, $63,072. For each of Messrs. Hockema, Barneson, Donnan and Rinkenberger, the remaining portion of the total amounts accrued under our Chapter 11 Long-Term Incentive Plan was paid in July 2007, as follows: Mr. Hockema, $1,593,995; Mr. Barneson, $335,276; Mr. Donnan, $100,524; and Mr. Rinkenberger, $60,537. Mr. Bellino who, joined us in May 2006, did not participate in the Chapter 11 Long-Term Incentive Plan.

(5)	Includes payments under our short-term incentive plans. For 2008, individual monetary awards paid to the named executive officers under the 2008 STI Plan, which were paid in March 2009, were as follows: Mr. Hockema, $480,900; Mr. Barneson, $190,700; Mr. Donnan, $191,200; Mr. Rinkenberger, $191,200; and Mr. McAuliffe, $133,800. For 2007, individual monetary awards paid to the named executive officers under our 2007 Short-Term Incentive Plan, which were paid in March 2008, were as follows: Mr. Hockema, $1,127,200; Mr. Bellino, $395,300; Mr. Barneson, $284,500; Mr. Donnan, $262,800; and Mr. Rinkenberger, $177,900. For 2006, individual monetary awards paid to the named executive officers under our 2006 Short-Term Incentive Plan, which were paid in March 2007, were as follows: Mr. Hockema, $825,490; Mr. Barneson, $208,003; Mr. Donnan, $193,145; and Mr. Bellino, $288,892.

(6)	Reflects the aggregate change in actuarial present value of the named executive officer’s accumulated benefit under a defined pension benefit plan previously maintained by us for our salaried employees, which we refer to as our Old Pension Plan, during the applicable fiscal year, calculated by (a) assuming mortality according to the RP — 2000 Combined Health mortality table published by the Society of Actuaries and (b) applying a discount rate of 5.75%, 5.75% and 5.50% per annum, respectively, to determine the actuarial present value of the accumulated benefit at December 31 of the preceding year and a discount rate of 6.00%, 6.00% and 5.575% per annum, respectively, to determine the actuarial present value of the accumulated benefit at December 31 of the applicable year. Effective December 17, 2003, the Pension Benefit Guaranty Corporation, or PBGC, terminated and effectively assumed responsibility for making benefit payments in respect of our Old Pension Plan, whereupon all benefit accruals under the Old Pension Plan ceased and benefits available thereunder to certain salaried employees, including Messrs. Hockema and Barneson, were significantly reduced due to the limitations on benefits payable by the PBGC. Above-market or preferential earnings are not available under our Restoration Plan, which is our only plan or arrangement pursuant to which compensation may be deferred on a basis that is not tax-qualified, or any of our other benefit plans.

(7)	Includes contributions made by us under our Savings Plan. For 2008, includes contributions as follows: Mr. Hockema, $24,317; Mr. Barneson, $31,700; Mr. Donnan, $22,700; Mr. Rinkenberger, $22,566; Mr. McAuliffe, $28,330; and Mr. Bellino, $8,410. For 2007, includes contributions as follows: Mr. Hockema, $23,975; Mr. Barneson, $29,708; Mr. Donnan, $22,200; Mr. Rinkenberger, $20,523; and Mr. Bellino, $13,400. For 2006, includes contributions as follows: Mr. Hockema, $22,883; Mr. Barneson, $24,225; and Mr. Donnan, $21,133. In 2006, we did not make contributions under our Savings Plan to Mr. Bellino, who joined us in May 2006.

(8)	Includes contributions made by us under our Restoration Plan (which is intended to restore the benefit of contributions that we would have otherwise paid to participants under our Savings Plan but for limitations imposed by the Internal Revenue Code). For 2008, includes contributions as follows: Mr. Hockema, $164,804; Mr. Barneson, $39,975; Mr. Donnan, $23,565; Mr. Rinkenberger, $15,972; Mr. McAuliffe, $12,577; and Mr. Bellino, $0. For 2007, includes contributions as follows: Mr. Hockema, $135,916; Mr. Barneson, $31,025; Mr. Donnan, $14,800; Mr. Rinkenberger, $10,528; and Mr. Bellino, $0. In 2007 and 2008, contributions to Mr. Bellino under our Savings Plan were not subject to limitations imposed by the Internal Revenue Code. For 2006, includes contributions as follows: Mr. Hockema, $105,037; Mr. Barneson, $27,873; and Mr. Donnan, $9,809. In 2006, Mr. Bellino, who joined us in May 2006, did not participate in our Restoration Plan.

(9)	Includes amounts paid to Messrs. Hockema and Barneson under our Chapter 11 Retention Plan. The total amounts withheld from Messrs. Hockema and Barneson under our Chapter 11 Retention Plan were as follows: Mr. Hockema, $730,000; and Mr. Barneson, $250,000. One-half of the total retention payments withheld from Messrs. Hockema and Barneson under the Chapter 11 Retention Plan ($365,000 and $125,000, respectively) was paid to them in August 2006 following our emergence from chapter 11 bankruptcy, and the remaining one-half of the total amount withheld from each of Messrs. Hockema and Barneson ($365,000 and $125,000, respectively) was paid to them in July 2007.

(10)	Includes dividend and dividend equivalent payments made to Messrs. Hockema, Barneson, Donnan, Rinkenberger, McAuliffe and Bellino in 2008 in connection with restricted stock and performance share awards as follows: Mr. Hockema, $180,720; Mr. Barneson, $47,672; Mr. Donnan, $44,564; Mr. Rinkenberger, $25,153; Mr. McAuliffe, $23,935; and Mr. Bellino, $5,332. Includes dividend payments made to Messrs. Hockema, Barneson, Donnan, Rinkenberger and Bellino in 2007 in connection with restricted stock awards as follows: Mr. Hockema, $71,366; Mr. Barneson, $18,664; Mr. Donnan, $17,435; Mr. Rinkenberger, $9,116; and Mr. Bellino, $7,215.

(11)	Includes the cost to us of perquisites and other personal benefits for Mr. Hockema. For 2008, includes such costs as follows: vehicle allowance, $14,570. For 2007, includes such costs as follows: vehicle allowance, $14,570. For 2006, includes such costs as follows: club membership dues, $3,780; legal fees and expenses incurred by Mr. Hockema in connection with the negotiation and consummation of his employment agreement with us, $25,191; and vehicle allowance, $14,570.

(12)	Includes the cost to us of perquisites and other personal benefits for Mr. Barneson. For 2008, includes such costs as follows: club membership dues, $8,198; and vehicle allowance, $10,459. For 2007, includes such costs as follows: club membership dues, $7,941; and vehicle allowance, $10,459. For 2006, includes such costs as follows: club membership dues, $7,480; and vehicle allowance, $10,459.

(13)	Includes the cost to us of perquisites and other personal benefits for Mr. Donnan. For 2008, 2007 and 20006, includes vehicle allowance of $11,171, $10,955 and $10,955, respectively.

(14)	Includes the cost to us of perquisites and other benefits for Mr. Rinkenberger. For 2008, includes such costs as follows: club membership dues, $3,320; and vehicle allowance, $10,288. For 2007, includes such costs as follows: vehicle allowance, $10,288.

(15)	Includes the cost to us of perquisites and other personal benefits for Mr. McAuliffe. For 2008, includes such costs as follows: vehicle allowance, $10,811.

(16)	Pursuant to Mr. Bellino’s severance agreement, all restricted shares, performance shares and options granted to Mr. Bellino, other than the 15,000 shares of restricted stock granted to him in July 2006, were cancelled effective April 16, 2008.

(17)	Includes the cost to us of perquisites and other personal benefits for Mr. Bellino. For 2008, includes such costs as follows: club membership dues, $3,420; and vehicle allowance, $3,585. For 2007, includes such costs as follows: club membership dues, $5,319; housing and other expenses associated with his relocation to California $160,258; and vehicle allowance, $12,292. For 2006, includes such costs as follows: club membership dues, $4,286; housing and other expenses associated with his relocation to California, $27,840; and vehicle allowance, $8,239.

As reflected in the table above, the base salary received by each of our named executive officers as a percentage of their respective total compensation was as follows:
•	For 2008, Mr. Hockema, 15.6%; Mr. Barneson, 33.6%; Mr. Donnan, 20.3%; Mr. Rinkenberger, 27.0%; Mr. McAuliffe, 25.7%; and Mr. Bellino, 90.8%;

•	For 2007, Mr. Hockema, 10.7%; Mr. Barneson, 15.1%; Mr. Donnan, 18.9%; Mr. Rinkenberger, 25.9%; and Mr. Bellino, 27.8%; and

•	For 2006, Mr. Hockema, 14.5%; Mr. Barneson, 20.4%; Mr. Donnan, 28.4%; and Mr. Bellino (who joined us in May 2006), 33.6%.
     All Other Compensation
          The table below sets forth information regarding each component of compensation included in the “All Other Compensation” column of the Summary Compensation Table above.

							Dividend
							and
			Restoration	Amounts Paid	Club		Dividend
		Savings Plan	Plan	Under Chapter	Membership	Vehicle	Equivalent
Name	Year	Contributions	Contributions	11 Retention Plan	Dues	Allowance	Payments	Other (1)	Total
Jack A. Hockema	2008	$24,317	$164,804	—	—	$14,570	$180,720	—	$384,411
	2007	$23,975	$135,916	$365,000	—	$14,570	$71,366	—	$610,827
	2006	$22,883	$105,037	$365,000	$3,780	$14,570	—	$25,191	$536,461

John Barneson	2008	$31,700	$39,975	—	$8,198	$10,459	$47,672	—	$138,004
	2007	$29,708	$31,025	$125,000	$7,941	$10,459	$18,664	—	$222,797
	2006	$24,225	$27,873	$125,000	$7,480	$10,459	—	—	$195,037

John M. Donnan	2008	$22,700	$23,565	—	—	$11,171	$44,564	—	$102,000
	2007	$22,200	$14,800	—	—	$10,955	$17,435	—	$65,390
	2006	$21,133	$9,809	—	—	$10,955	—	—	$41,897

Daniel J. Rinkenberger	2008	$22,566	$15,972	—	$3,320	$10,288	$25,153	—	$77,299
	2007	$20,523	$10,528	—	—	$10,288	$9,116	—	$50,455

James E. McAuliffe, Jr.	2008	$28,330	$12,577	—	—	$10,811	$23,935	—	$75,653

Joseph P. Bellino	2008	$8,410	—	—	$3,420	$3,585	$5,332	—	$20,747
	2007	$13,400	—	—	$5,319	$12,292	$7,215	$160,258	$198,484
	2006	—	—	—	$4,286	$8,239	—	$27,840	$40,365

(1)	For Mr. Hockema, represents reimbursement of legal fees and expenses incurred in connection with the negotiation and consummation of his employment agreement with us. For Mr. Bellino, represents reimbursement of housing and other expenses associated with his relocation to California.

Grants of Plan-Based Awards in 2008
          The table below sets forth information regarding grants of plan-based awards made to our named executive officers during 2008.

						All Other
						Stock Awards:		Grant Date
						Number of		Fair Value
			Estimated Possible Payouts Under Non-			Shares of		of Stock and
		Award	Equity Incentive Plan Awards (2)			Stock or		Option
	Grant	Approval	Threshold	Target	Maximum	Units		Awards (3)
Name	Date	Date (1)	($)	($)	($)	(#)		($)
Jack A. Hockema	—	—	$269,548	$539,095	$1,617,285	—		—
	3/3/08	2/27/08	—	—	—	9,805	(4)	$733,610
	3/3/08	2/27/08	—	—	—	23,416	(5)	$1,751,985

John Barneson	—	—	$67,950	$135,900	$407,700	—		—
	3/3/08	2/27/08	—	—	—	2,847	(4)	$213,013
	3/3/08	2/27/08	—	—	—	6,801	(5)	$508,851

John M. Donnan	—	—	$73,750	$149,860	$442,500	—		—
	3/3/08	2/27/08	—	—	—	2,681	(4)	$200,592
	3/3/08	2/27/08	—	—	—	6,404	(5)	$479,147

Daniel J. Rinkenberger	—	—	$75,000	$150,000	$450,000	—		—
	3/3/08	2/27/08	—	—	—	982	(4)	$73,473
	3/3/08	2/27/08	—	—	—	2,345	(5)	$175,453
	4/14/08	4/11/08	—	—	—	1,939	(6)	$129,952
	4/14/08	4/11/08	—	—	—	4,632	(7)	$310,437

James E. McAuliffe, Jr.	—	—	$52,875	$105,045	$317,250	—		—
	3/3/08	2/27/08	—	—	—	1,586	(4)	$118,665
	3/3/08	2/27/08	—	—	—	3,788	(5)	$283,418

Joseph P. Bellino	—	—	$94,250	$188,500	$565,500	—		—
	3/3/08	2/27/08	—	—	—	3,731	(8)	$279,153
	3/3/08	2/27/08	—	—	—	8,912	(9)	$666,796

(1)	On February 27, 2008, the compensation committee of our board of directors approved grants of restricted stock and performance shares, with such grants to be effective as of the fourth trading day after the day on which we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 on February 28, 2008, resulting in a grant date for such restricted stock and performance shares of March 3, 2008. On April 11, 2008, the compensation committee approved an additional grant of restricted stock and performance shares to Mr. Rinkenberger in connection with his appointment as our Senior Vice President and Chief Financial Officer, with such grant to be effective as of April 14, 2008.

(2)	Reflects the threshold, target and maximum award amounts under our 2008 STI Plan for our named executive officers. No awards are payable when performance does not reach the threshold performance level. Under our 2008 STI Plan, participants were eligible to receive a cash incentive award between one-half and three times the participant’s target award amount. Individual monetary awards paid to the named executive officers, with the exception of Mr. Bellino, under the 2008 STI Plan, which were paid in March 2009, were as follows: Mr. Hockema, $480,900; Mr. Barneson, $190,700; Mr. Donnan, $191,200; Mr. Rinkenberger, $191,200; and Mr. McAuliffe, $133,800. Upon termination of the employment relationship between Mr. Bellino and us on April 14, 2008, Mr. Bellino’s target award for 2008 under our 2008 STI Plan was prorated for the actual number of days of Mr. Bellino’s employment in 2008 and Mr. Bellino received a payment in the amount of $54,078, without any increase or reduction that would normally be considered with his award.

(3)	Reflects the grant date fair value of the stock awards reflected in this table, computed in accordance with SFAS No. 123-R. For information regarding the compensation cost of the stock awards with respect to our 2008 fiscal year, see Note 11 to the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(4)	Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 3, 2008. The restrictions on 100% of the shares of restricted stock granted will lapse on March 3, 2011 or earlier if the named executive officer’s employment terminates as a result of death or disability (or, in the case of Mr. Hockema, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control. The named executive officer will receive all dividends and other distributions paid with respect to the shares of restricted stock he holds, but if any of such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability as are the shares of restricted stock with respect to which they were paid.

(5)	Reflects the total number of performance shares granted to the named executive officer effective March 3, 2008. The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 3, 2011 and the date on which we certify the performance level achieved during the three-year performance period. If, prior to December 31, 2010, the named executive officer’s employment terminates as a result of death or disability (or, in the case of Mr. Hockema, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control, the target number of performance shares will vest. If the named executive officer’s employment terminates on or after December 31, 2010 but on or prior to the vesting date, the number of performance shares, if any, that will vest upon any of the foregoing events will be determined based on the performance level achieved during the three-year performance period, except that the performance shares will be forfeited if the executive officer’s employment is terminated by us for cause or is voluntarily terminated by him without good reason.

(6)	Reflects the number of shares of restricted stock received by Mr. Rinkenberger pursuant to awards granted effective April 14, 2008, in connection with his appointment as our Senior Vice President and Chief Financial Officer. The terms of the restricted stock are the same as the terms of the restricted stock described above in Note 4.

(7)	Reflects the total number performance shares granted to Mr. Rinkenberger effective April 14, 2008, in connection with his appointment as our Senior Vice President and Chief Financial Officer. The terms of the performance shares are the same as the terms of the performance shares described above in Note 5.

(8)	Reflects the number of shares of restricted stock received by Mr. Bellino pursuant to an award effective March 3, 2008. Pursuant to Mr. Bellino’s severance agreement, all of these shares of restricted stock were cancelled effective April 16, 2008.

(9)	Reflects the total number of performance shares granted to Mr. Bellino effective March 3, 2008. Pursuant to Mr. Bellino’s severance agreement, all of these performance shares were cancelled effective April 16, 2008.
Employment-Related Agreements and Certain Employee Benefit Plans
          Employment Agreement with Jack A. Hockema
          On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into an employment agreement with Jack A. Hockema, pursuant to which Mr. Hockema continued his duties as our President and Chief Executive Officer. The terms of Mr. Hockema’s employment agreement provide for an initial base salary of $730,000, subject to annual increases, if any, agreed by us and Mr. Hockema and for an annual short-term incentive target equal to 68.5% of his base salary. The short-term incentive is to be paid in cash, but is subject to both our meeting the applicable underlying performance thresholds and an annual cap of three times the target. If Mr. Hockema’s employment terminates other than on a date which is the last day of a fiscal year, then his annual short-term incentive target with respect to the fiscal year in which his employment terminates will be prorated for the actual number of days of employment during such fiscal year, and such amount will be paid to Mr. Hockema or his estate unless his employment was terminated by us for cause or was voluntarily terminated by him without good reason. Under his employment agreement, Mr. Hockema received a grant of 185,000 shares of restricted stock on July 6, 2006 under our Equity Incentive Plan; the restrictions on all such shares will lapse on July 6, 2009 or earlier if his employment is terminated as a result of his death, disability or retirement, his employment is terminated by us without cause or his employment is voluntarily terminated by him with good reason, or if there is a change in control. The employment agreement provides that Mr. Hockema is entitled to receive annual equity awards (such as restricted stock, stock options or performance shares) with a target economic value of 165% of his base salary; the terms of all equity grants to Mr. Hockema are to be similar to the terms of equity grants made to other senior executives at the time they are made, except that the grants must provide for full vesting at retirement and not less favorable than pro rata vesting upon any other termination of his employment except termination by us for cause or voluntary termination by him without good reason. The initial term of Mr. Hockema’s employment agreement is five years and it will be automatically renewed and extended for one-year periods unless either party provides notice one year prior to the end of the initial term or any extension period. Mr. Hockema also participates in the various benefit plans for salaried employees.

          Under Mr. Hockema’s employment agreement, following any termination of his employment, we must pay or provide to Mr. Hockema or his estate:
•	base salary earned through the date of such termination;

•	except in the case of a termination by us for cause or by him other than for good reason, earned but unpaid incentive awards;

•	accrued but unpaid vacation;

•	benefits under our employment benefit plans to the extent vested and not forfeited on the date of such termination; and

•	benefit continuation and conversion rights to the extent provided under our employment benefit plans.
          In addition, if Mr. Hockema’s employment is terminated as a result of his death or disability, all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination. If Mr. Hockema’s employment is terminated by us for cause or is voluntarily terminated by him without good reason, all of his unvested equity grants will be forfeited and all of his vested but unexercised equity grants will be forfeited on the date that is 90 days following such termination. If Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him with good reason, in addition to the payment of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to two times the sum of his base salary and annual short-term incentive target, (2) his medical, dental, vision, life insurance and disability benefits, which we refer to as welfare benefits, will continue for two years commencing on the date of such termination, and (3) all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination.
          If there is a change in control of our company, all of Mr. Hockema’s equity awards outstanding as of the date of such change in control will vest. If Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him with good reason within two years following a change in control, in addition to the payments of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to three times the sum of his base salary and annual short-term incentive target, (2) his welfare benefits will continue for three years commencing on the date of such termination, and (3) all previously unvested equity grants will become exercisable and vested but unexercisable grants will remain exercisable through the second anniversary of such termination. If any payments to Mr. Hockema would be subject to federal excise tax by reason of being considered contingent on a change in control, we must pay to Mr. Hockema an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Hockema retains an amount equal to such federal excise tax.
          Mr. Hockema will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his termination of employment.
          For quantitative disclosure regarding estimated payments and other benefits that would have been received by Mr. Hockema or his estate if his employment had terminated on December 31, 2008, the last business day of 2008, under various circumstances, see “— Potential Payments and Benefits upon Termination of Employment” below.
          Agreements with Joseph P. Bellino
          On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into an employment agreement with Joseph P. Bellino, pursuant to which Mr. Bellino continued his duties as our Executive Vice President and Chief Financial Officer. On April 14, 2008, the employment relationship between Mr. Bellino and us terminated. On April 16, 2008, we entered into a letter agreement with Mr. Bellino regarding the termination of his employment, which we refer to as his severance agreement. Pursuant to Mr. Bellino’s severance agreement, it was agreed that Mr. Bellino would receive benefits contemplated by his employment agreement as follows: (1) accrued benefits; (2) a lump-sum payment in an amount equal to two times his current annual salary (the amount contemplated by his employment agreement in connection with a termination by the company without cause); and (3) continuation of welfare benefits and car allowance for two years (the period contemplated by his employment agreement). In accordance with Mr. Bellino’s severance agreement, on April 24, 2008 we made cash payments to Mr. Bellino as follows:

Earned but unpaid salary	$15,125
Earned but unpaid short-term incentive(1)	54,078
Earned but unpaid vacation	0
Lump-sum payment(2)	754,000

Total	$823,203

(1)	Reflects the prorated portion of Mr. Bellino’s target payout amount under the 2008 STI Plan based on the actual number of days of his employment with us in 2008.

(2)	Reflects an amount equal to two times Mr. Bellino’s then annual salary.
          Additionally, pursuant to Mr. Bellino’s severance agreement, it was agreed that (1) the restrictions on the 15,000 shares of restricted stock granted to Mr. Bellino on July 6, 2006 would be deemed to have lapsed, and (2) all other equity grants made to Mr. Bellino under our Equity Incentive Plan would be cancelled, all effective April 16, 2008. The aggregate market value of the 15,000 shares of restricted stock restrictions on which lapsed pursuant to Mr. Bellino’s severance agreement was $1,040,100, determined based on a per share price of $69.34, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on April 16, 2008, the date on which such restrictions lapsed under the terms of Mr. Bellino’s severance agreement.
          Salaried Severance Plan
          Mr. Hockema’s employment agreement discussed above describes the benefits available to Mr. Hockema upon the severance of his employment with the company. Messrs. Barneson, Donnan, Rinkenberger and McAuliffe are subject to our severance plan for salaried employees, which we refer to as our Salaried Severance Plan. Our Salaried Severance Plan provides for payment of a termination allowance and continuation of welfare benefits upon an involuntary separation of employment that is intended to be permanent and that is due to our convenience. The termination allowance and continuation of welfare benefits are not available under our Salaried Severance Plan if:
•	the employee received severance compensation or welfare benefit continuation pursuant to a Change in Control Agreement (described below) or any other agreement;

•	the employee’s employment is terminated other than by us without cause; or

•	the employee declined to sign, or subsequently revokes, a designated form of release.
          The termination allowance payable to covered employees under our Salaried Severance Plan consists of a lump-sum cash payment equal to the employee’s weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on the employee’s number of years of full employment. Under our Salaried Severance Plan, welfare benefits are continued following the termination of employment for the shorter of the continuation period and the period commencing on the termination of employment and ending on the date that the employee is no longer eligible for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA. As of December 31, 2008, the continuation periods for Messrs. Barneson, Donnan, Rinkenberger and McAuliffe were 26, 12, 12 and 10 weeks, respectively
          For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Hockema, Barneson, Donnan, Rinkenberger and McAuliffe or his estate if his employment had terminated on December 31, 2008, the last business day of 2008, under various circumstances, see “— Potential Payments and Benefits upon Termination of Employment” below.
          Change in Control Agreements
          In 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of our court-approved Chapter 11 Key Employee Retention Plan, we also entered into Change in Control Agreements with certain key executives, including Messrs. Hockema, Barneson, Donnan, Rinkenberger and McAuliffe, in order to provide them with appropriate protection in the event of a termination of employment in connection with a change in control or, except as otherwise provided, a significant restructuring. Mr. Hockema’s employment agreement discussed above supersedes his Change in Control Agreement. The Change in Control Agreements terminate on the second anniversary of a change in control.
          The Change in Control Agreements provide for severance payments and continuation of welfare benefits upon termination of employment in certain circumstances. The participants are eligible for severance benefits if their employment is terminated by us without cause or by the participant with good reason during a period that commences 90 days prior to the change in control and ends on the second anniversary of the change in control. Participants (including Messrs. Donnan, Rinkenberger and McAuliffe but excluding Mr. Barneson) also are eligible for severance benefits if their employment is terminated by us due to a significant restructuring even when there has been no change in control. These benefits are not available if:
•	the participant’s employment is terminated other than by us without cause or by the participant for good reason; or

•	the participant declines to sign, or subsequently revokes, a designated form of release.
          In consideration for the severance payment and continuation of benefits, a participant will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his or her termination of employment with us.
          Upon a qualifying termination of employment, each of Messrs. Barneson, Donnan, McAuliffe and Rinkenberger are entitled to receive the following:
•	three times (for Mr. Barneson) or two times (for Messrs. Donnan, Rinkenberger and McAuliffe) the sum of his base pay and most recent short-term incentive target;

•	a pro-rated portion of his short-term incentive target for the year of termination; and

•	a pro-rated portion of his long-term incentive target in effect for the year of his termination, provided that such target was achieved.
In addition, welfare benefits and perquisites are continued for a period of three years (for Mr. Barneson) or two years (for Messrs. Donnan, Rinkenberger and McAuliffe) after termination of employment with us.
          In general, if any payments would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, the participant will be entitled to receive an additional amount such that, after satisfaction of all tax obligations imposed on such payments, the participant retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to the participant will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax.
          For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Hockema, Barneson, Donnan, Rinkenberger and McAuliffe or his estate if his employment had terminated on December 31, 2008, the last business day of 2008, under various circumstances, see “— Potential Payments and Benefits Upon Termination of Employment” below.
          Equity Incentive Plan
          On July 6, 2006, upon our emergence from chapter 11 bankruptcy and the implementation of our plan of reorganization, our 2006 Equity and Performance Incentive Plan became effective. Our 2006 Equity and Performance Incentive Plan was amended and restated on February 6, 2008. We refer to such plan, both before and after its amendment and restatement, as our Equity Incentive Plan.

          The Equity Incentive Plan is an omnibus plan that facilitates the issuance of future long-term incentive awards as part of our comprehensive compensation structure and is administered by a committee of non-employee directors of our board of directors, currently the compensation committee.
          Our officers and other key employees, as selected by the compensation committee, are eligible to participate in the Equity Incentive Plan. As of December 31, 2008, approximately 45 members of senior management, including our named executive officers, and other key employees had been selected by the compensation committee to receive awards under the Equity Incentive Plan. Our non-employee directors also participate in the Equity Incentive Plan.
          Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants under the Equity Incentive Plan, a maximum of 2,222,222 shares of common stock may be issued under the Equity Incentive Plan. As of December 31, 2008, there were 1,469,837 shares of common stock available for issuance in respect of future awards under the Equity Incentive Plan.
          Our Equity Incentive Plan permits the granting of awards in the form of options to purchase our common stock, stock appreciation rights, shares of restricted stock, restricted stock units, performance shares, performance units and other awards. The Equity Incentive Plan will expire on July 6, 2016. No grants will be made under the Equity Incentive Plan after that date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Equity Incentive Plan.
          Under our Equity Incentive Plan, any award agreement may provide that, if the compensation committee of our board of directors determines that a participant has engaged in any detrimental activity, either during employment by us, or within a specified period after termination of employment, the participant is required to, among other things:
•	forfeit any award under the Equity Incentive Plan held by the participant,

•	return to us (in exchange for our payment to the participant of any cash amount that the participant paid to us for such an award) all shares of our common stock acquired under the Equity Incentive Plan that the participant has not disposed of, and

•	with respect to any shares acquired under the Equity Incentive Plan that the participant has disposed of, pay to us the difference between the market value of those shares on the date they were acquired and any amount that the participant paid for such shares.
Under the Equity Incentive Plan, “detrimental activity” is generally defined to include (1) conduct resulting in an accounting restatement due to material noncompliance with any financial reporting requirements under U.S. federal securities laws, (2) competing with us, (3) soliciting any of our employees to terminate his or her employment with us, (4) disclosing our confidential business information, (5) failing or refusing to promptly disclose and assign to us rights in certain intellectual property that the participant conceived during his or her employment with us, and (6) activity that results in the termination of the participant’s employment by us for cause, which we typically define to include violation of our code of business conduct and ethics. To date, each award agreement under the Equity Incentive Plan, other than award agreements with non-employee directors, contains such provisions that are applicable if the compensation committee determines the participant has engaged in detrimental activity, either during employment by us or within one year after termination of employment.
          The Equity Incentive Plan also permits non-employee directors to elect to receive shares of our common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as a committee chair or lead independent director.
          Our board of directors may, in its discretion, terminate the Equity Incentive Plan at any time. The termination of the Equity Incentive Plan would not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination.
          Our board of directors may at any time and from time to time amend the Equity Incentive Plan in whole or in part. Any amendment which must be approved by our stockholders in order to comply with applicable law or the rules of the principal securities exchange, association or quotation system on which our common stock is then traded or quoted will not be effective unless and until such approval has been obtained. The compensation committee will not, without the further approval of the stockholders, authorize the amendment of any outstanding option or appreciation right to reduce the exercise price or base price. Furthermore, no option will be cancelled and replaced with awards having a lower exercise price without further approval of the stockholders.
          Savings Plan
          We sponsor a tax-qualified profit sharing and 401(k) plan, our Savings Plan, in which eligible salaried employees may participate. Pursuant to the Savings Plan, employees may elect to reduce their current annual compensation up to the lesser of 75% or the statutorily prescribed limit of $16,500 in calendar year 2009 (plus up to an additional $5,000 in the form of “catch-up” contributions for participants near retirement age), and have the amount of any reduction contributed to the Savings Plan. Our Savings Plan is intended to qualify under sections 401(a) and 401(k) of the Internal Revenue Code, so that contributions by us or our employees to the Savings Plan and income earned on contributions are not taxable to employees until withdrawn from the Savings Plan and so that contributions will be deductible by us when made. We match 100% of the amount an employee contributes to the Savings Plan, subject to a 4% maximum based on the employee’s compensation as defined in the Savings Plan.
          Employees are immediately vested 100% in our matching contributions to our Savings Plan. We also make annual fixed-rate contributions on behalf of our employees in the following amounts:
•	For our employees who were employed with us on or before January 1, 2004, we contribute in a range from 2% to 10% of the employee’s compensation, based upon the sum of the employee’s age and years of continuous service as of January 1, 2004; and

•	For our employees who were first employed with us after January 1, 2004, we contribute 2% of the employee’s compensation.
          An employee is required to be employed on the last day of the year in order to receive the fixed-rate contribution. Employees are vested 100% in our fixed-rate contributions to the Savings Plan after three years of service. The total amount of elective, matching and fixed-rate contributions in any year cannot exceed the lesser of 100% of an employee’s compensation or $46,000 in 2008 (adjusted annually). We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Savings Plan. Upon termination of employment, employees are eligible to receive a distribution of their vested plan balances under our Savings Plan. The independent trustee of the Savings Plan invests the assets of the Savings Plan as directed by participants.
          Restoration Plan
          We sponsor a nonqualified, deferred compensation plan, our Restoration Plan, in which a select group of our management and highly compensated employees may participate. Eligibility to participate in our Restoration Plan is determined by the compensation committee. The purpose of our Restoration Plan is to restore the benefit of matching and fixed-rate contributions that we would have otherwise paid to participants under our Savings Plan but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code. We maintain an account on behalf of each participant in the Restoration Plan and contributions to a participant’s Restoration Plan account to restore benefits under the Savings Plan are made generally in the manner described below:
•	If our matching contributions to a participant under the Savings Plan are limited in any year, we will make an annual contribution to that participant’s account under the Restoration Plan equal to the difference between:
o	the matching contributions that we could have made to that participant’s account under the Savings Plan if the Internal Revenue Code did not impose any limitations; and

o	the maximum contribution we could in fact make to that participant’s account under the Savings Plan in light of the limitations imposed by the Internal Revenue Code.

•	Annual fixed-rate contributions to the participant’s account under the Restoration Plan are made in an amount equal to between 2% and 10% of the participant’s excess compensation, as defined in Section 401(a)(17) of the Internal Revenue Code.
          Participants are immediately vested 100% in our matching contributions to the Restoration Plan and are vested 100% in our fixed-rate contributions to our Restoration Plan after three years of service or upon retirement, death, disability or a change of control. A participant is entitled to distributions six months following his or her termination of service, except that any participant who is terminated for cause will forfeit the entire amount of matching and fixed-rate contributions made by us to that participant’s account under the Restoration Plan.
          We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Restoration Plan. The value of each participant’s account under our Restoration Plan changes based upon the performance of the funds designated by the participant from a menu of various money market and investment funds.
     Outstanding Equity Awards at December 31, 2008
          The table below sets forth the information regarding equity awards held by our named executive officers as of December 31, 2008 (other than Mr. Bellino, whose employment with us terminated on April 14, 2008). Pursuant to Mr. Bellino’s severance agreement, it was agreed that (1) the restrictions on the 15,000 shares of restricted stock granted to Mr. Bellino on July 6, 2006 would be deemed to have lapsed, and (2) all other equity grants made to Mr. Bellino under our Equity Incentive Plan would be cancelled, all effective April 16, 2008.

	Option Awards				Stock Awards
									Equity
									Incentive
									Plan
									Awards:
								Equity	Market or
								Incentive	Payout
								Plan Awards:	Value
								Number	of
								of	Unearned
							Market	Unearned	Shares,
	Number of	Number of			Number of		Value of	Shares,	Units or
	Securities	Securities			Shares or		Shares or	Units or	Other
	Underlying	Underlying			Units of		Units of	Other Rights	Rights
	Unexercised	Unexercised	Option		Stock That		Stock That	That Have	That Have
	Options	Options	Exercise	Option	Have Not		Have Not	Not	Not
	(#)	(#)	Price	Expiration	Vested		Vested (1)	Vested	Vested (1)
Name	Exercisable	Unexercisable	($)	Date	(#)		($)	(#)	($)
Jack A. Hockema	2,679 (2)	5,358 (2)	$80.01	4/3/17	185,000	(3)	$4,166,200	23,416 (6)	$527,328
					13,239	(4)	$298,142
					9,805	(5)	$220,809

John Barneson	778 (2)	1,556 (2)	$80.01	4/3/17	48,000	(3)	$1,080,960	6,801 (6)	$153,159
					3,844	(4)	$86,567
					2,847	(5)	$64,114

John M. Donnan	694 (2)	1,389 (2)	$80.01	4/3/17	45,000	(3)	$1,013,400	6,404 (6)	$60,376
					3,431	(4)	$77,266
					2,681	(5)	$60,376

Daniel J. Rinkenberger	267 (2)	536 (2)	$80.01	4/3/17	24,000	(3)	$540,480	2,345 (6)	$52,809
					1,323	(4)	$29,794	4,632 (8)	$104,313
					982	(5)	$22,115
					1,939	(7)	$43,666

James E. McAuliffe, Jr.	355 (2)	712 (2)	$80.01	4/3/17	24,000	(3)	$540,480	3,788 (6)	$85,306
					1,758	(4)	$39,590
					1,586	(5)	$35,717

(1)	Reflects the aggregate market value determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008.

(2)	Reflects option rights granted to the named executive officer effective April 3, 2007. The option rights became exercisable as to one-third of the total number of shares of common stock for which they are exercisable on each of April 3, 2008 and April 3, 2009 and will become exercisable as to the remaining one-third of the total number of shares of common stock for which they are exercisable on April 3, 2010 or earlier if the named executive officer’s employment terminates as a result of death or disability (or, in the case of Mr. Hockema, retirement), the named executive officer’s employment is terminated by us without cause, the named executive officer’s employment is voluntarily terminated by him for good reason or in the event of a change of control, each such event being referred to below as an accelerated vesting event. The option rights expire on April 3, 2017, unless terminated earlier in accordance with their terms.

(3)	Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted on July 6, 2006 in connection with our emergence from chapter 11 bankruptcy to immediately align the interest of senior management with the interest of our stockholders and recognize and reward the commitment and efforts of members of senior management through the four and one-half years we were in chapter 11 bankruptcy and their ability during that period to both grow our Fabricated Products business and complete a restructuring that allowed us to emerge with a strong balance sheet and platform for future growth. The restrictions on all such shares will lapse on July 6, 2009 or earlier upon an accelerated vesting event described in Note 2 above.

(4)	Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective April 3, 2007. The restrictions on all such shares will lapse on April 3, 2010 or earlier upon an accelerated vesting event referred to in Note 2 above.

(5)	Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 3, 2008. The restrictions on all such shares will lapse on March 3, 2011 or earlier upon an accelerated vesting event referred to in Note 2 above.

(6)	Reflects the number of performance shares received by the named executive officer pursuant to awards granted effective March 3, 2008. The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 3, 2011 and the date on which we certify the performance level achieved during the three-year performance period. If, prior to December 31, 2010, an accelerated vesting event occurs with respect to the named executive officer, approximately one-half of such performance shares will vest. If an accelerated vesting event occurs with respect to a named executive officer, on or after December 31, 2010 and prior to the vesting date, the number of performance shares, if any, that will vest upon an accelerated vesting event will be determined based on the performance level achieved during the applicable three-year performance period, except that the performance shares will be forfeited if the executive officer’s employment is terminated by us for cause or is voluntarily terminated by him without good reason. Each performance share that becomes vested entitles the participant to receive one share of our common stock. Accordingly, the table reflects the maximum number of shares of common stock that could be received by the named executive officer in respect of such awards.

(7)	Reflects the number of shares of restricted stock received by Mr. Rinkenberger pursuant to awards granted effective April 14, 2008, in connection with his appointment as our Senior Vice President and Chief Financial Officer. The restrictions on all such shares will lapse on March 3, 2011 or earlier upon an accelerated vesting event referred to in Note 2 above.

(8)	Reflects the number of performance shares received by Mr. Rinkenberger pursuant to awards granted effective April 14, 2008 in connection with his appointment as our Senior Vice President and Chief Financial Officer. The performance shares granted to Mr. Rinkenberger vest on the same terms as the performance shares described in Note 6 above. Each performance share that becomes vested entitles the participant to receive one share of our common stock. Accordingly, the table reflects the maximum number of shares of common stock that could be received by the named executive officer in respect of such awards.
     Option Exercises and Stock Vested in 2008
          The table below sets forth information regarding vesting of shares of restricted stock to our named executive officers during 2008.

Stock Awards
	Number of Shares	Value Realized
	Acquired on Vesting	on Vesting
Name	(#)	($)
Jack A. Hockema	—	—

John Barneson	—	—

John M. Donnan	—	—

Daniel J. Rinkenberger	—	—

James E. McAuliffe, Jr.	—	—

Joseph P. Bellino	15,000	$1,040,100 (1)

(1)	Reflects the aggregate market value of the shares of restricted stock determined based on a per share price of $69.34, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on April 16, 2008, the date on which such restrictions lapsed under the terms of Mr. Bellino’s severance agreement.
     Pension Benefits as of December 31, 2008
          The table below sets forth information regarding the present value as of December 31, 2008 of the accumulated benefits of our named executive officers (other than Mr. Bellino, whose employment with us terminated on April 14, 2008) under our old defined benefit pension plan, our Old Pension Plan. As discussed further below, our Old Pension Plan was terminated on December 17, 2003, at which time the number of years of credited service for participants was frozen. Mr. Bellino joined us in May 2006 and did not participate in the Old Pension Plan prior to its termination.

			Present Value of
		Number of Years	Accumulated
		Credited Service	Benefit (1)
Name	Plan Name	(#)	($)
Jack A. Hockema	Kaiser Aluminum Salaried Employees Retirement Plan	11.92	$344,736

John Barneson	Kaiser Aluminum Salaried Employees Retirement Plan	28.83	$317,590

John M. Donnan	Kaiser Aluminum Salaried Employees Retirement Plan	10.25	$149,021

Daniel J. Rinkenberger	Kaiser Aluminum Salaried Employees Retirement Plan	7.58	$195,420

James E. McAuliffe, Jr.	Kaiser Aluminum Salaried Employees Retirement Plan	5.71	$134,278

(1)	Determined (a) assuming mortality according to the RP-2000WC mortality table projected 10 years with Scale AA and (b) applying a discount rate of 6.00% per annum.

          The Old Pension Plan previously maintained by us was a qualified, defined-benefit retirement plan for our salaried employees who met certain eligibility requirements. Effective December 17, 2003, the PBGC terminated and effectively assumed responsibility for making benefit payments in respect of the Old Pension Plan. As a result of the termination, all benefit accruals under the Old Pension Plan were terminated and benefits available to certain executive officers, including Messrs. Hockema and Barneson, were significantly reduced due to the limitation on benefits payable by the PBGC. Benefits payable to participants will be reduced to a maximum of $34,742 annually for retirement at age 62, a lower amount for retirement prior to age 62, and a higher amount for retirements after age 62, up to $43,977 at age 65, and participants will not accrue additional benefits. In addition, the PBGC will not make lump-sum payments to participants.
Nonqualified Deferred Compensation for 2008
          The table below sets forth, for each of our named executive officers, information regarding his participation in our Restoration Plan during 2008.

	Registrant	Aggregate	Aggregate
	Contributions	Earnings in	Balance at
Name	in Last FY (1)	Last FY (2)(3)	Last FYE
	(a)	(b)	(c)
Jack A. Hockema	$164,804	$147,564	$1,599,774
John Barneson	$39,975	$50,835	$838,347
John M. Donnan	$23,565	$4,930	$104,280
Daniel J. Rinkenberger	$15,972	$784	$33,458
James E. McAuliffe, Jr.	$12,577	$784	$49,531
Joseph P. Bellino	—	—	—

(1)	In each case, 100% of such amount is included in the amounts for 2008 reflected in the “All Other Compensation” column of the Summary Compensation Table above.

(2)	Amounts included in this column do not include amounts reflected in column (a).

(3)	Amounts included in this column do not include above-market or preferential earnings (of which there were none) and, accordingly, such amount is not included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table above.
Potential Payments and Benefits Upon Termination of Employment
          The tables below set forth for each named executive officer (other than Mr. Bellino, whose employment with us terminated on April 14, 2008) quantitative disclosure regarding estimated payments and other benefits that would have been received by the named executive officer or his estate if his employment had terminated on December 31, 2008, the last business day of 2008, under the following circumstances:
•	voluntary termination by the named executive officer;

•	termination by us for cause;

•	termination by us without cause or by the named executive officer with good reason;

•	termination by us without cause or by the named executive officer with good reason following a change in control;

•	termination at normal retirement;

•	termination as a result of disability; or

•	termination as a result of death.
          Information regarding estimated payments and other benefits upon termination of employment at normal retirement is provided for illustrative purposes notwithstanding the fact that none of the named executive officers had reached normal retirement age as of December 31, 2008 under each of our compensation plans.
          For additional discussion of the actual payments and other benefits received by Mr. Bellino in connection with the termination of his employment, see “— Employment-Related Agreements and Certain Employee Benefit Plans — Agreements with Joseph P. Bellino” above.

JACK A. HOCKEMA

	Circumstances of Termination
					Termination by
					us without Cause
			Termination by		or by the Named
			us without		Executive
			Cause or by the		Officer with
	Voluntary		Named		Good Reason
	Termination by		Executive		Following a
Payments and	Named Executive	Termination	Officer with		Change in		Normal
Benefits	Officer	by us for Cause	Good Reason		Control		Retirement	Disability		Death
Payment of earned but unpaid:
Base salary (1)	—	—	—		—		—	—		—
Short-term incentive (2)	—	—	$480,900		$480,900		$480,900	$480,900		$480,900
Vacation (3)	$60,538	$60,538	60,538		60,538		60,538	60,538		60,538
Other Benefits:
Lump sum payment	—	—	2,652,190	(4)	3,978,285	(5)	—	—		—
Healthcare benefits	—	—	37,498	(6)	59,104	(6)	—	—		—
Disability benefits	—	—	4,200	(7)	6,300	(7)	—	398,836	(8)	—
Life insurance	—	—	828	(9)	1,242	(9)	—	—		150,000	(10)
Perquisites and other personal benefits	—	—	—		—		—	—		—
Tax gross-up (11)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on termination (12)	—	—	4,948,815		4,948,815		4,948,815	4,948,815		4,948,815
Spread for options vesting on termination (13)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (14)	1,599,774	—	1,599,774		1,599,774		1,599,774	1,599,774		1,599,774

Total	$1,660,312	$60,538	$9,784,743		$11,134,958		$7,090,027	$7,488,863		$7,240,027

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our 2008 STI Plan, Mr. Hockema’s target award for 2008 was $539,095, but his award could have ranged from a threshold of $269,548 to a maximum of $1,617,285, or could have been zero if the threshold performance was not achieved. Mr. Hockema’s award under our 2008 STI Plan was determined in March 2009 to be $480,900. Pursuant to Mr. Hockema’s employment agreement, we must pay Mr. Hockema or his estate any earned but unpaid short-term incentive unless his employment is terminated by us for cause or is voluntarily terminated by him other than for good reason. Under Mr. Hockema’s employment agreement, if his employment had been terminated during 2008 but prior to December 31, 2008, Mr. Hockema’s target award for 2008 under our 2008 STI Plan would have been prorated for the actual number of days of Mr. Hockema’s employment in 2008 and Mr. Hockema would have been entitled to payment of such amount, without any increase or reduction that would normally be considered with his award, unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason. Under Mr. Hockema’s employment agreement, if his employment had been terminated on December 31, 2008, the last day of our 2008 fiscal year, Mr. Hockema would have been entitled to full payment of his award ($480,900) under the 2008 STI Plan unless his employment had been terminated by us for cause or had been voluntarily terminated by him other than for good reason.

(3)	Assumes that Mr. Hockema used all of his 2008 vacation and that he has four weeks of accrued vacation for 2009.

(4)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Hockema in an amount equal to two times the sum of his base salary and target annual bonus opportunity for the fiscal year in which such termination occurs.

(5)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within two years following a change in control, we must make a lump-sum payment to Mr. Hockema in an amount equal to three times the sum of his base salary and target annual bonus.

(6)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009.

(7)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 6.00% per annum.

(8)	Reflects the actuarial present value of Mr. Hockema’s disability benefits at December 31, 2008 determined (a) assuming full disability at December 31, 2008, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 6.00% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(9)	Under Mr. Hockema’s employment agreement, if Mr. Hockema’s employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Hockema’s continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Hockema’s continuation period, (c) assuming we pay such costs throughout Mr. Hockema’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(10)	Reflects the life insurance benefit payable assuming Mr. Hockema’s death had occurred on December 31, 2008 other than while traveling on company-related business. However, we maintain a travel and accidental death policy for certain employees, including Mr. Hockema, that would provide a $1,000,000 death benefit payable to Mr. Hockema’s estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(11)	Under Mr. Hockema’s employment agreement, if any payments to Mr. Hockema would be subject to federal excise tax by reason of being considered contingent on a change in control, we must pay to Mr. Hockema an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Hockema retains an amount equal to such federal excise tax. The table reflects an estimate of the additional amount that we would have been obligated to pay Mr. Hockema if his employment had been terminated on December 31, 2008 by us without cause or by him with good reason following a change in control on such date.

(12)	Reflects the aggregate market value of the shares of restricted stock and performance shares for which restrictions would have lapsed early due to Mr. Hockema’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008. The restrictions on all shares of restricted stock and target performance shares that were held by Mr. Hockema on December 31, 2008 would have lapsed early if his employment had been terminated as a result of his death, disability or retirement, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control.

(13)	Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Hockema’s termination, determined based on a per share price of $22.52, the closing price per share of common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Hockema on December 31, 2008 would have vested early if his employment had been terminated as a result of his death, disability or retirement, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control. No spread is reported in the table because the $80.01 per share exercise price of such option rights exceeded the $22.52 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008.

(14)	Under our Restoration Plan, Mr. Hockema is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if his employment is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Hockema is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

JOHN BARNESON

	Circumstances of Termination
					Termination by
					us without
					Cause or by the
			Termination		Named
			by us without		Executive
	Voluntary		Cause or by		Officer with
	Termination by		the Named		Good Reason
	Named		Executive		Following a
Payments and	Executive	Termination	Officer with		Change in		Normal
Benefits	Officer	by us for Cause	Good Reason		Control		Retirement	Disability		Death
Payment of earned but unpaid:
Base salary (1)	—	—	—		—		—	—		—
Short-term incentive (2)	—	—	$190,700		$190,700		$190,700	$190,700		$190,700
Vacation (3)	$29,038	$29,038	29,038		29,038		29,038	29,038		29,038
Other Benefits:
Lump sum payment	—	—	151,000	(4)	1,313,700	(5)	—	—		—
Healthcare benefits	—	—	8,928	(6)	59,104	(7)	—	—		—
Disability benefits	—	—	1,050	(8)	6,300	(9)	—	875,967	(10)	—
Life insurance	—	—	414	(11)	2,484	(12)	—	—		300,000	(13)
Perquisites and other personal benefits	—	—	—		55,971	(14)	—	—		—
Tax gross-up (15)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on termination (16)	—	—	1,308,209		1,308,209		—	1,308,209		1,308,209
Spread for options vesting on termination (17)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (18)	838,347	—	838,247		838,247		838,247	838,247		838,247

Total	$867,385	$29,038	$2,527,686		$3,803,853		$1,058,085	$3,242,261		$2,666,294

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our 2008 STI Plan, Mr. Barneson’s target award for 2008 was $135,900, but his award could have ranged from a threshold of $67,950 to a maximum of $407,700, or could have been zero if the threshold performance was not achieved. Mr. Barneson’s award under our 2008 STI Plan was determined in March 2009 to be $190,700. Under the 2008 STI Plan, Mr. Barneson would have been entitled to a pro rata award under the 2008 STI Plan if his employment had been terminated during 2008 but prior to December 31, 2008 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Barneson’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2008 other than on December 31, 2008, Mr. Barneson’s target award for 2008 under our 2008 STI

Plan would have been prorated for the actual number of days of Mr. Barneson’s employment in 2008 and Mr. Barneson would have been entitled to payment of such amount. If Mr. Barneson’s employment had been terminated on December 31, 2008, the last day of our 2008 fiscal year, Mr. Barneson would have been entitled to full payment of his award ($190,700) under the 2008 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason.

(3)	Assumes that Mr. Barneson used all of his 2008 vacation and that he has five weeks of accrued vacation for 2009.

(4)	Under our Salaried Severance Plan, if Mr. Barneson’s employment is terminated by us without cause, Mr. Barneson is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2008, Mr. Barneson’s continuation period was 26 weeks.

(5)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Barneson is entitled to a lump-sum payment equal to three times the sum of his base salary and most recent short-term incentive target.

(6)	Under our Salaried Severance Plan, if Mr. Barneson’s employment is terminated by us without cause, Mr. Barneson is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009.

(7)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason and if such termination occurs within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for three years commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009 and assuming a 10% increase in the cost of medical and dental coverage for 2010 as compared to 2009 and a 10% increase in the cost of medical and dental coverage for 2011 as compared to 2010.

(8)	Under our Salaried Severance Plan, if Mr. Barneson’s employment is terminated by us without cause, Mr. Barneson is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Barneson’s continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Barneson’s continuation period, (c) assuming we pay such costs throughout Mr. Barneson’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(9)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for three years commencing on the date of such termination. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 6.00% per annum.

(10)	Reflects the actuarial present value of Mr. Barneson’s disability benefits at December 31, 2008 determined (a) assuming full disability at December 31, 2008, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 6.00% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(11)	Under our Salaried Severance Plan, if Mr. Barneson’s employment is terminated by us without cause, Mr. Barneson is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Barneson’s continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Barneson’s continuation period, (c) assuming we pay such costs throughout Mr. Barneson’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(12)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason if within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for three years commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(13)	Reflects the life insurance benefit payable assuming Mr. Barneson’s death had occurred on December 31, 2008 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Barneson, that would provide an additional $1,000,000 death benefit payable to Mr. Barneson’s estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(14)	Under Mr. Barneson’s Change in Control Agreement, if Mr. Barneson’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for three years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. Barneson’s perquisites for such three-year period as follows: club membership dues, $24,594; and vehicle allowance, $31,377. Such amounts have been estimated by multiplying the cost of Mr. Barneson’s perquisites for 2008 by three.

(15)	Under Mr. Barneson’s Change in Control Agreement, in general, if any payments to Mr. Barneson would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Barneson an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Barneson retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. The table reflects an estimate of such additional amount that we would have been obligated to pay Mr. Barneson if his employment had been terminated on December 31, 2008 by us without cause or by him for good reason following a change in control on such date.

(16)	Reflects the aggregate market value of the shares of restricted stock and performance shares for which restrictions would have lapsed early due to Mr. Barneson’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select

Market on December 31, 2008, which was the last trading day of 2008. The restrictions on all shares of restricted stock and target performance shares that were held by Mr. Barneson on December 31, 2008 would have lapsed early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control.

(17)	Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Barneson’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Barneson on December 31, 2008 would have vested early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control. No spread is reflected in the table because the $80.01 per share exercise price of such option rights exceeded the $22.52 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008.

(18)	Under our Restoration Plan, Mr. Barneson is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Barneson is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

JOHN M. DONNAN

	Circumstances of Termination
					Termination
					by us without
					Cause or by
			Termination		the Named
			by us without		Executive
	Voluntary		Cause or by		Officer with
	Termination by		the Named		Good Reason
	Named		Executive		Following a
Payments and	Executive	Termination	Officer with		Change in		Normal
Benefits	Officer	by us for Cause	Good Reason		Control		Retirement	Disability		Death
Payment of earned but unpaid:
Base salary (1)	—	—	—		—		—	—		—
Short-term incentive (2)	—	—	$191,200		$191,200		$191,200	$191,200		$191,200
Vacation (3)	$22,692	$22,692	22,692		22,692		22,692	22,692		22,692
Other Benefits:
Lump sum payment	—	—	68,077	(4)	889,720	(5)	—	—		—
Healthcare benefits	—	—	4,121	(6)	37,498	(7)	—	—		—
Disability benefits	—	—	477	(8)	4,130	(9)	—	1,568,045	(10)	—
Life insurance	—	—	382	(11)	3,312	(12)	—	—		600,000	(13)
Perquisites and other personal benefits	—	—	—		22,342	(14)	—	—		—
Tax gross-up (15)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on termination (16)	—	—	1,223,151		1,223,151		—	1,223,151		1,223,151
Spread for options vesting on termination (17)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (18)	104,280	—	104,280		104,280		104,280	104,280		104,280

Total	$126,972	$22,692	$1,614,380		$2,498,325		$318,172	$3,109,368		$2,141,323

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our 2008 STI Plan, Mr. Donnan’s target award for 2008 was $149,860, but his award could have ranged from a threshold of $73,750 to a maximum of $442,500, or could have been zero if the threshold performance was not achieved. Mr. Donnan’s award under our 2008 STI Plan was determined in March 2009 to be $191,200. Under the 2008 STI Plan, Mr. Donnan would have been entitled to a pro rata award under the 2008 STI Plan if his employment had been terminated during 2008 but prior to December 31, 2008 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Donnan’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2008 other than on December 31, 2008, Mr. Donnan’s target award for 2008 under our

2008 STI Plan would have been prorated for the actual number of days of Mr. Donnan’s employment in 2008 and Mr. Donnan would have been entitled to payment of such amount. If Mr. Donnan’s employment had been terminated on December 31, 2008, the last day of our 2008 fiscal year, Mr. Donnan would have been entitled to full payment of his award ($191,200) under the 2008 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason.

(3)	Assumes that Mr. Donnan used all of his 2008 vacation and that he has four weeks of accrued vacation for 2009.

(4)	Under our Salaried Severance Plan, if Mr. Donnan’s employment is terminated by us without cause, Mr. Donnan is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2008, Mr. Donnan’s continuation period was 12 weeks.

(5)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Donnan is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(6)	Under our Salaried Severance Plan, if Mr. Donnan’s employment is terminated by us without cause, Mr. Donnan is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009.

(7)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009 and assuming a 10% increase in the cost of medical and dental coverage for 2010 as compared to 2009.

(8)	Under our Salaried Severance Plan, if Mr. Donnan’s employment is terminated by us without cause, Mr. Donnan is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Donnan’s continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Donnan’s continuation period, (c) assuming we pay such costs throughout Mr. Donnan’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(9)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 6.00% per annum.

(10)	Reflects the actuarial present value of Mr. Donnan’s disability benefits at December 31, 2008 determined (a) assuming full disability at December 31, 2008, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 6.00% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(11)	Under our Salaried Severance Plan, if Mr. Donnan’s employment is terminated by us without cause, Mr. Donnan is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Donnan’s continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Donnan’s continuation period, (c) assuming we pay such costs throughout Mr. Donnan’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(12)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(13)	Reflects the life insurance benefit payable assuming Mr. Donnan’s death had occurred on December 31, 2008 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Donnan, that would provide an additional $1,000,000 death benefit payable to Mr. Donnan’s estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(14)	Under Mr. Donnan’s Change in Control Agreement, if Mr. Donnan’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. Donnan’s perquisites for such two-year period as follows: vehicle allowance, $22,342. Such amount has been estimated by multiplying the cost of Mr. Donnan’s vehicle allowance for 2008 by two.

(15)	Under Mr. Donnan’s Change in Control Agreement, in general, if any payments to Mr. Donnan would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Donnan an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Donnan retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. The table reflects an estimate of such additional amount that we would have been obligated to pay Mr. Donnan if his employment had been terminated on December 31, 2008 by us without cause or by him for good reason following a change in control on such date.

(16)	Reflects the aggregate market value of the shares of restricted stock and performance shares for which restrictions would have lapsed early due to Mr. Donnan’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select

Market on December 31, 2008, which was the last trading day of 2008. The restrictions on all shares of restricted stock and target performance shares that were held by Mr. Donnan on December 31, 2008 would have lapsed early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control.

(17)	Reflects the spread between the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Donnan’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008, and the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Donnan on December 31, 2008 would have vested early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control. No spread is reflected in the table because the $80.01 per share exercise price of such option rights exceeded the $22.52 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008.

(18)	Under our Restoration Plan, Mr. Donnan is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Donnan is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

DANIEL J. RINKENBERGER

	Circumstances of Termination
					Termination
					by us without
					Cause or by
			Termination		the Named
			by us without		Executive
	Voluntary		Cause or by		Officer with
	Termination by		the Named		Good Reason
	Named		Executive		Following a
Payments and	Executive	Termination	Officer with		Change in		Normal
Benefits	Officer	by us for Cause	Good Reason		Control		Retirement	Disability		Death
Payment of earned but unpaid:
Base salary (1)	—	—	—		—		—	—		—
Short-term incentive (2)	—	—	$191,200		$191,200		$191,200	$191,200		$191,200
Vacation (3)	$23,077	$23,077	23,077		23,077		23,077	23,077		23,077
Other Benefits:
Lump sum payment	—	—	69,231	(4)	900,000	(5)	—	—		—
Healthcare benefits	—	—	4,121	(6)	37,498	(7)	—	—		—
Disability benefits	—	—	485	(8)	4,200	(9)	—	1,485,491	(10)	—
Life insurance	—	—	32	(11)	276	(12)	—	—		50,000	(13)
Perquisites and other personal benefits	—	—	—		20,576	(14)	—	—		—
Tax gross-up (15)	—	—	—		444,757		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on termination (16)	—	—	714,605		714,605		—	714,605		714,605
Spread for options vesting on termination (17)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (18)	33,458	—	33,458		33,458		33,458	33,458		33,458

Total	$56,535	$23,077	$1,036,209		$2,369,647		$247,735	$2,447,831		$1,012,340

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our 2008 STI Plan, Mr. Rinkenberger’s target award for 2008 was $150,000, but his award could have ranged from a threshold of $75,000 to a maximum of $450,000, or could have been zero if the threshold performance was not achieved. Mr. Rinkenberger’s award under our 2008 STI Plan was determined in March 2009 to be $191,200. Under the 2008 STI Plan, Mr. Rinkenberger would have been entitled to a pro rata award under the 2008 STI Plan if his employment had been terminated during 2008 but prior to December 31, 2008 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Rinkenberger’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2008 other than on December 31, 2008, Mr.

Rinkenberger’s target award for 2008 under our 2008 STI Plan would have been prorated for the actual number of days of Mr. Rinkenberger’s employment in 2008 and Mr. Rinkenberger would have been entitled to payment of such amount. If Mr. Rinkenberger’s employment had been terminated on December 31, 2008, the last day of our 2008 fiscal year, Mr. Rinkenberger would have been entitled to full payment of his award ($191,200) under the 2008 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason.

(3)	Assumes that Mr. Rinkenberger used all of his 2008 vacation and that he has four weeks of accrued vacation for 2009.

(4)	Under our Salaried Severance Plan, if Mr. Rinkenberger’s employment is terminated by us without cause, Mr. Rinkenberger is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2008, Mr. Rinkenberger’s continuation period was 12 weeks.

(5)	Under Mr. Rinkenberger’s Change in Control Agreement, if Mr. Rinkenberger’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Rinkenberger is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(6)	Under our Salaried Severance Plan, if Mr. Rinkenberger’s employment is terminated by us without cause, Mr. Rinkenberger is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009.

(7)	Under Mr. Rinkenberger’s Change in Control Agreement, if Mr. Rinkenberger’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 31, 2008 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan and (b) based on current COBRA coverage rates for 2009 and assuming a 10% increase in the cost of medical and dental coverage for 2010 as compared to 2009.

(8)	Under our Salaried Severance Plan, if Mr. Rinkenberger’s employment is terminated by us without cause, Mr. Rinkenberger is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Rinkenberger’s continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Rinkenberger’s continuation period, (c) assuming we pay such costs throughout Mr. Rinkenberger’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(9)	Under Mr. Rinkenberger’s Change in Control Agreement, if Mr. Rinkenberger’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 6.00% per annum.

(10)	Reflects the actuarial present value of Mr. Rinkenberger’s disability benefits at December 31, 2008 determined (a) assuming full disability at December 31, 2008, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 6.00% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(11)	Under our Salaried Severance Plan, if Mr. Rinkenberger’s employment is terminated by us without cause, Mr. Rinkenberger is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. Rinkenberger’s continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Rinkenberger’s continuation period, (c) assuming we pay such costs throughout Mr. Rinkenberger’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(12)	Under Mr. Rinkenberger’s Change in Control Agreement, if Mr. Rinkenberger’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(13)	Reflects the life insurance benefit payable assuming Mr. Rinkenberger’s death had occurred on December 31, 2008 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Rinkenberger, that would provide an additional $1,000,000 death benefit payable to Mr. Rinkenberger’s estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(14)	Under Mr. Rinkenberger’s Change in Control Agreement, if Mr. Rinkenberger’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. Rinkenberger’s perquisites for such two-year period as follows: vehicle allowance, $20,576. Such amount has been estimated by multiplying the cost of Mr. Rinkenberger’s vehicle allowance for 2008 by two.

(15)	Under Mr. Rinkenberger’s Change in Control Agreement, in general, if any payments to Mr. Rinkenberger would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Rinkenberger an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Rinkenberger retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. The table reflects an estimate of such additional amount that we would have been obligated to pay Mr. Rinkenberger if his employment had been terminated on December 31, 2008 by us without cause or by him for good reason following a change in control on such date.

(16)	Reflects the aggregate market value of the shares of restricted stock and performance shares for which restrictions would have lapsed early due to Mr. Rinkenberger’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008. The restrictions on all shares of restricted stock and target performance shares that were held by Mr. Rinkenberger on December 31, 2008 would have lapsed early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control.

(17)	Reflects the spread between the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Rinkenberger’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008, and the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Rinkenberger on December 31, 2008 would have vested early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control. No spread is reflected in the table because the $80.01 per share exercise price of such option rights exceeded the $22.52 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008.

(18)	Under our Restoration Plan, Mr. Rinkenberger is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Rinkenberger is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

JAMES E. MCAULIFFE, JR.

	Circumstances of Termination
					Termination
					by us without
					Cause or by
			Termination		the Named
			by us without		Executive
	Voluntary		Cause or by		Officer with
	Termination by		the Named		Good Reason
	Named		Executive		Following a
Payments and	Executive	Termination	Officer with		Change in		Normal
Benefits	Officer	by us for Cause	Good Reason		Control		Retirement	Disability		Death
Payment of earned but unpaid:
Base salary (1)	—	—	—		—		—	—		—
Short-term incentive (2)	—	—	$133,800		$133,800		$133,800	$133,800		$133,800
Vacation (3)	$18,077	$18,077	18,077		18,077		18,077	18,077		18,077
Other Benefits:
Lump sum payment	—	—	45,192	(4)	680,090	(5)	—	—		—
Healthcare benefits	—	—	—	(6)	—	(7)	—	—		—
Disability benefits	—	—	316	(8)	3,290	(9)	—	67,392	(10)	—
Life insurance	—	—	159	(11)	1,656	(12)	—	—		300,000	(13)
Perquisites and other personal benefits	—	—	—		21,622	(14)	—	—		—
Tax gross-up (15)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on termination (16)	—	—	658,440		658,440		—	658,440		658,440
Spread for options vesting on termination (17)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (18)	49,531	—	49,531		49,531		49,531	49,531		49,531

Total	$67,608	$18,077	$905,515		$1,566,506		$201,408	$927,240		$1,159,848

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Under our 2008 STI Plan, Mr. McAuliffe’s target award for 2008 was $105,045, but his award could have ranged from a threshold of $52,875 to a maximum of $317,250, or could have been zero if the threshold performance was not achieved. Mr. McAuliffe’s award under our 2008 STI Plan was determined in March 2009 to be $133,800. Under the 2008 STI Plan, Mr. McAuliffe would have been entitled to a pro rata award under the 2008 STI Plan if his employment had been terminated during 2008 but prior to December 31, 2008 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. McAuliffe’s Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2008 other than on December 31, 2008, Mr. McAuliffe’s target award for 2008 under our 2008 STI Plan would have been prorated for the actual number of days of Mr. McAuliffe’s employment in 2008 and Mr. McAuliffe would have been entitled to payment of such amount. If Mr. McAuliffe’s employment had been terminated on December 31, 2008, the last day of our 2008 fiscal year, Mr. McAuliffe would have been entitled to full payment of his award ($133,800) under the 2008 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason.

(3)	Assumes that Mr. McAuliffe used all of his 2008 vacation and that he has four weeks of accrued vacation for 2009.

(4)	Under our Salaried Severance Plan, if Mr. McAuliffe’s employment is terminated by us without cause, Mr. McAuliffe is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2008, Mr. McAuliffe’s continuation period was 10 weeks.

(5)	Under Mr. McAuliffe’s Change in Control Agreement, if Mr. McAuliffe’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. McAuliffe is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(6)	Under our Salaried Severance Plan, if Mr. McAuliffe’s employment is terminated by us without cause, Mr. McAuliffe is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. Mr. McAuliffe had declined medical and dental insurance coverage. Accordingly, we would not have been obligated to provide Mr. McAuliffe with medical and dental benefits for the applicable benefit continuation period.

(7)	Under Mr. McAuliffe’s Change in Control Agreement, if Mr. McAuliffe’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. Mr. McAuliffe had declined medical and dental insurance coverage. Accordingly, we would not have been obligated to provide Mr. McAuliffe with medical and dental benefits for the applicable benefit continuation period.

(8)	Under our Salaried Severance Plan, if Mr. McAuliffe’s employment is terminated by us without cause, Mr. McAuliffe is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. McAuliffe’s continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. McAuliffe’s continuation period, (c) assuming we pay such costs throughout Mr. McAuliffe’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(9)	Under Mr. McAuliffe’s Change in Control Agreement, if Mr. McAuliffe’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. The table reflects the present value of such disability benefits at December 31, 2008 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 6.00% per annum.

(10)	Reflects the actuarial present value of Mr. McAuliffe’s disability benefits at December 31, 2008 determined (a) assuming full disability at December 31, 2008, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 6.00% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(11)	Under our Salaried Severance Plan, if Mr. McAuliffe’s employment is terminated by us without cause, Mr. McAuliffe is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period (as described above in Note 4) and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming coverage throughout Mr. McAuliffe’s continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. McAuliffe’s continuation period, (c) assuming we pay such costs throughout Mr. McAuliffe’s continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(12)	Under Mr. McAuliffe’s Change in Control Agreement, if Mr. McAuliffe’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2008 determined (a) assuming his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 6.00% per annum.

(13)	Reflects the life insurance benefit payable assuming Mr. McAuliffe’s death had occurred on December 31, 2008 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. McAuliffe, that would provide an additional $1,000,000 death benefit payable to Mr. McAuliffe’s estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(14)	Under Mr. McAuliffe’s Change in Control Agreement, if Mr. McAuliffe’s employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. The table reflects the estimated cost to us of continuing Mr. McAuliffe’s perquisites for such two-year period as follows: vehicle allowance, $21,622. Such amount has been estimated by multiplying the cost of Mr. McAuliffe’s vehicle allowance for 2008 by two.

(15)	Under Mr. McAuliffe’s Change in Control Agreement, in general, if any payments to Mr. McAuliffe would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. McAuliffe an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. McAuliffe retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. The table reflects an estimate of such additional amount that we would have been obligated to pay Mr. McAuliffe if his employment had been terminated on December 31, 2008 by us without cause or by him for good reason following a change in control on such date.

(16)	Reflects the aggregate market value of the shares of restricted stock and performance shares for which restrictions would have lapsed early due to Mr. McAuliffe’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008. The restrictions on all shares of restricted stock and target performance shares that were held by Mr. McAuliffe on December 31, 2008 would have lapsed early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control.

(17)	Reflects the spread between the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. McAuliffe’s termination, determined based on a per share price of $22.52, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008, which was the last trading day of 2008, and the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. McAuliffe on December 31, 2008 would have vested early if his employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control. No spread is reflected in the table because the $80.01 per share exercise price of such option rights exceeded the $22.52 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2008.

(18)	Under our Restoration Plan, Mr. McAuliffe is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. McAuliffe is eligible to receive a distribution of his vested balance under the plan. Such balance is not reflected in this table.

DIRECTOR COMPENSATION
          The table below sets forth certain information concerning compensation of our non-employee directors who served in 2008.
Director Compensation for 2008

	Fees Earned or
Name	Paid in Cash		Stock Awards (1)	Total (2)
Carolyn Bartholomew	$57,150	(3)	$60,000	$117,150
Carl B. Frankel	$55,000	(3)	$60,000	$115,000
Teresa A. Hopp	$68,000	(3)	$60,000	$128,000
William F. Murdy	$68,250	(3)	$60,000	$128,250
Alfred E. Osborne, Jr., Ph.D.	$74,500	(3)	$60,000	$134,500
Georganne C. Proctor(4)	$58,750	(3)	$60,000	$118,750
Jack Quinn	$61,750	(3)	$60,000	$121,750
Thomas M. Van Leeuwen	$55,750	(3)	$60,000	$115,750
Brett E. Wilcox	$67,750	(3)	$60,000	$127,750

(1)	Reflects the value of restricted stock awards granted to non-employee directors under our Equity Incentive Plan on the date of grant. The grant date fair value of each restricted stock award, computed in accordance with SFAS No. 123-R, was $63.01, resulting in the issuance of 952 shares of restricted stock to each non-employee director. For additional information regarding the compensation cost of stock awards with respect to our 2008 fiscal year, see Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. As of December 31, 2008, each non-employee director held 952 shares of restricted stock. The restrictions on 100% of the shares of restricted stock granted to non-employee directors will lapse on June 4, 2009 or earlier if the director’s services to the Company terminate as a result of death or disability, or in the event of a change in control. The non-employee director will receive all dividends and other distributions paid with respect to the shares of restricted stock he or she holds, but if any of such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability as are the shares of restricted stock with respect to which they were paid.

(2)	Excludes perquisites and other personal benefits where the aggregate amount of such compensation to the director is less than $10,000.

(3)	Reflects (a) annual retainer of $40,000, (b) any additional annual retainer for serving as Lead Independent Director or chair of a committee of the board of directors, and (c) fees for attendance of board or board committee meetings. Each non-employee director had the right to elect to receive shares of our common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as a committee chair or lead independent director, which is included in this column. In 2008: Mr. Bartholomew elected to receive 63 shares of common stock in lieu of approximately $3,970 of her annual retainer; Mr. Frankel elected to receive 317 shares of common stock in lieu of approximately $19,974 of his annual retainer; Mr. Murdy elected to receive 535 shares of common stock in lieu of approximately $33,710 of his annual retainer; Dr. Osborne elected to receive 872 shares of common stock in lieu of approximately $54,945 of his annual retainer; and each of Messrs. Quinn and Wilcox and Ms. Proctor elected to receive 634 shares of common stock in lieu of approximately $39,948 of his or her annual retainer. In each case, the number of shares received was determined based on a per share price of $63.01, the closing price per share of our common stock as reported by the Nasdaq Global Select Market on June 4, 2008, the payment date of the annual retainers.

(4)	Ms. Proctor served as a director from July 2006 until her resignation in April 2009.

Director Compensation Arrangements
          We periodically review director compensation in relation to other comparable companies and in light of other factors that the compensation committee deems appropriate and discuss director compensation with the full board of directors. Pursuant to the director compensation policy adopted effective June 6, 2007, each non-employee director receives the following compensation:
•	an annual retainer of $40,000 per year;

•	an annual grant of restricted stock having a value equal to $60,000;

•	a fee of $1,500 per day for each meeting of the board of directors attended in person and $750 per day for each such meeting attended by phone; and

•	a fee of $1,500 per day for each committee meeting of the board of directors attended in person on a date other than a date on which a meeting of the board of directors is held and $750 per day for each such meeting attended by phone.
          In addition, our Lead Independent Director, currently Dr. Osborne, receives an additional annual retainer of $10,000, the chair of the audit committee, currently Ms. Hopp, receives an additional annual retainer of $10,000, the chair of the compensation committee, currently Mr. Murdy, receives an additional annual retainer of $5,000 and the chair of the nominating and corporate governance committee, currently Dr. Osborne, receives an additional annual retainer of $5,000, with all such amounts payable at the same time as the annual retainer. Each non-employee director may elect to receive shares of common stock in lieu of any or all of his or her annual retainer, including any additional annual retainer for service as the Lead Independent Director or the chair of a committee of the board of directors. Our stock ownership guidelines require our non-employee directors to own company stock equal in value to five times their annual base retainer. For purposes of measuring compliance with our stock ownership guidelines (i) restricted shares will be valued at the closing price of the company’s common stock on the grant date and (ii) all other shares purchased or acquired by non-employee directors shall be valued at the purchase price of such shares.
          The payment of annual retainers, including any additional annual retainer for service as Lead Independent Director or the chair of a committee of the board of directors, and the annual grant of restricted stock is made each year on the date on which we hold our annual meeting of stockholders, unless the board of directors determines such payment and grant should occur on another date. The number of shares of common stock to be received in the grant of restricted stock, as well as the number of shares of common stock to be received by any non-employee director electing to receive common stock in lieu of any or all of his or her payment of annual retainer, including any additional annual retainer, will be based on the closing price per share of common stock on the date such grant and payments are made.
          We reimburse all directors for reasonable and customary travel and other disbursements relating to meetings of the board of directors and committees thereof, and non-employee directors are provided accident insurance with respect to company-related business travel.

EQUITY COMPENSATION PLAN INFORMATION
          The following table provides information as of December 31, 2008 with respect to shares of our common stock that may be issued under equity compensation plans.

	Number of Shares		Weighted-Average		Number of Shares of Common Stock
	of Common Stock to		Exercise Price of		Remaining Available for Future Issuance
	be Issued Upon Exercise of		Outstanding		under Equity Compensation Plans
	Outstanding Options,		Options, Warrants		(Excluding Shares of Common Stock
Plan Category	Warrants and Rights		and Rights		Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by stockholders	N/A		N/A		N/A
Equity compensation plans not approved by stockholders 2006 Equity and Performance Incentive Plan (1)	114,997	(2)	$80.01	(3)	1,469,837	(4)

Total	114,997	(2)	$80.01	(3)	1,469,837	(4)

(1)	Our Equity Incentive Plan was amended and restated on February 6, 2008. The amendments were not material and did not affect the number of shares available for issuance thereunder. The Equity Incentive Plan is our only equity compensation plan. A copy of the Amended and Restated 2006 Equity and Performance Incentive Plan is included as Exhibit 10.13 to our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)	Reflects options to purchase 22,077 shares of common stock, restricted stock units covering 2,969 shares of common stock and performance shares covering 89,951 shares of common stock, in each case outstanding as of December 31, 2008.

(3)	Reflects the exercise price per share of common stock purchasable upon exercise of options outstanding as of December 31, 2008. The exercise price is the same for all such options. No exercise price is payable in connection with the issuance of shares covered by the restricted stock units or performance shares outstanding as of December 31, 2008.

(4)	Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants under the Equity Incentive Plan, a maximum of 2,222,222 shares of common stock may be issued under the Equity Incentive Plan. As of December 31, 2008, 617,619 shares of common stock had been issued thereunder and remained outstanding. Of such 617,619 shares, 553,712 were shares of restricted stock that remained subject to forfeiture as of such date. In the event of forfeiture, such shares again become available for issuance under the Equity Incentive Plan.
PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP
          The following table presents information regarding the number of shares of the company’s common stock beneficially owned as of April 21, 2009 by:
•	each named executive officer;

•	each of our current directors and director nominee;

•	all our current directors and executive officers as a group; and

•	each person or entity known to us to beneficially own 5% or more of our common stock.
Unless otherwise indicated by footnote, the beneficial owner exercises sole voting and investment power over the shares noted below. The percentage of beneficial ownership for our directors and executive officers, both individually and as a group, is calculated based on 20,254,015 shares of our common stock outstanding as of April 21, 2009.

	Amount and Nature of		Percent
Name of Beneficial Owner	Beneficial Ownership		of Class
Directors, Director Nominee and Named Executive Officers
Jack A. Hockema	273,469	(1)(2)	1.3%
John Barneson	68,974	(1)(2)	*
John M. Donnan	64,485	(1)(2)	*
Daniel J. Rinkenberger	48,471	(1)(2)	*
James E. McAuliffe, Jr.	35,144	(1)(2)	*
Joseph P. Bellino (3)	0		*
Carolyn Bartholomew	2,313	(2)	*
David Foster	0		*
Carl B. Frankel	8,695	(2)	*
Teresa A. Hopp	2,853	(2)	*
William F. Murdy	6,000	(2)	*
Alfred E. Osborne, Jr., PhD.	8,268	(2)(4)	*
Jack Quinn	6,952	(2)	*
Thomas M. Van Leeuwen	7,284	(2)	*
Brett E. Wilcox	6,321	(2)	*
All current directors and executive officers as a group (15 persons)	569,482	(1)(2)(5)	2.7%
5% Stockholder
Keeley Asset Management Corp	1,213,150	(5)	5.9%
Union VEBA Trust	4,845,465	(6)	23.9%

*	Less than one percent.

(1)	Includes shares of our common stock that as of April 21, 2009 were issuable upon exercise of options within 60 days after April 21, 2008, as follows: Hockema (5,358 shares); Barneson (1,556 shares); Donnan (1,388 shares); Rinkenberger (535 shares); McAuliffe (711 shares) and all current directors and executive officers as a group (9,548 shares).

(2)	Includes shares of restricted stock that remained subject to forfeiture as of April 21, 2009, as follows: Hockema (251,865 shares); Barneson (67,418 shares); Donnan (63,097 shares); Rinkenberger (43,436 shares); McAuliffe (34,433 shares); Bartholomew (952 shares); Frankel (952 shares); Hopp (952 shares); Murdy (952 shares); Osborne (952 shares); Quinn (952 shares); Van Leeuwen (952 shares); Wilcox (952 shares); and all current directors and executive officers as a group (478,298 shares).

(3)	Mr. Bellino served as our Executive Vice President and Chief Financial Officer until the termination of his employment with us on April 14, 2008.

(4)	Includes 3,500 shares of our common stock held by a Keough plan of which Dr. Osborne is the beneficiary, 200 shares of our common stock held by Dr. Osborne’s son and 500 shares held by the Rahnasto/Osborne Revocable Trust U/A DTD 11/07/1999 of which Dr. Osborne is a co-beneficiary and a co-trustee.

(5)	Shares beneficially owned by Keeley Asset Management Corp. are as reported on Schedule 13G filed by the Keeley Asset Management Corp. on February 13, 2008. Keeley Asset Management Corp. sole voting power with respect to 1,211,730 shares and sole dispositive power with respect to 1,213,150 shares. The principal address of Keeley Asset Management Corp. is 401 South LaSalle Street, Chicago, Illinois 60605.

(6)	Shares beneficially owned by the VEBA trust that provides benefits for certain eligible retirees represented by certain unions and their spouses and eligible dependents, or Union VEBA Trust, are as reported on the Amendment No. 1 to Schedule 13G filed by the Union VEBA Trust on February 12, 2007 and the Form 4 filed by the Union VEBA Trust on December 12, 2007. Independent Fiduciary Services, Inc. in its capacity as independent fiduciary for the Union VEBA Trust has sole discretionary investment and voting power with respect to the 4,845,465 shares owned by the Union VEBA Trust. The principal address of the Union VEBA Trust is c/o Mellon Bank, N.A., as Trustee for Kaiser VEBA Trust, P. O. Box 3196, Pittsburg, PA 15230-3196.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Director Designation Agreement
          For a description of the Director Designation Agreement with the USW, see “Corporate Governance —Director Designation Agreement.”
Stock Transfer Restriction Agreement
          On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into a Stock Transfer Restriction Agreement with the trustee of the Union VEBA Trust, which is our largest stockholder. The Stock Transfer Restriction Agreement provides, in general, that, until the earliest of (1) July 6, 2016, (2) the repeal, amendment or modification of Section 382 of the Internal Revenue Code in such a way as to render us no longer subject to the restrictions imposed by Section 382, (3) the beginning of a taxable year in which none of the income tax benefits in existence on July 6, 2006 are currently available or will be available, (4) the determination by our board of directors that the restrictions will no longer apply, (5) a determination by the board of directors or the Internal Revenue Service that we are ineligible to use Section 382(l)(5) of the Internal Revenue Code permitting full use of the income tax benefits existing on July 6, 2006, and (6) an election by us for Section 382(l)(5) of the Internal Revenue Code not to apply, except as described below the trustee of the Union VEBA Trust will be prohibited from transferring or otherwise disposing of more than 15% of the total number of shares of common stock deemed to be issued pursuant to our chapter 11 plan of reorganization to the Union VEBA Trust in any 12-month period without the prior written approval of the board of directors in accordance with our certificate of incorporation. The number of shares of our common stock that generally may be sold by the Union VEBA under the Stock Transfer Restriction Agreement during any 12-month period is 1,321,485. The next date on which the Union VEBA may sell shares of our common stock without the prior consent of our board of directors is January 31, 2010. Pursuant to the Stock Transfer Restriction Agreement, the trustee of the Union VEBA Trust also expressly acknowledged and agreed to comply with the restrictions on the transfer of our securities contained in our certificate of incorporation.
Registration Rights Agreement
          On July 6, 2006, we entered into the Registration Rights Agreement with the trustee of the Union VEBA Trust and certain parties. The Registration Rights Agreement provides the Union VEBA Trust with certain rights to require that we register the resale of the shares of common stock issued to the Union VEBA Trust pursuant to our plan of reorganization unless such securities (1) are disposed of pursuant to an effective registration statement under the Securities Act of 1933, or the Securities Act, (2) are distributed to the public pursuant to Rule 144 under the Securities Act, (3) may be freely sold publicly without either registration under the Securities Act or compliance with any restrictions under Rule 144 under the Securities Act, (4) have been transferred to any person, or (5) have ceased to be outstanding (prior to the occurrence of any such event, such securities (together with any shares of common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such securities are referred to below as registrable securities).
          Pursuant to Section 3.1 of the Registration Rights Agreement, the Union VEBA Trust may (and, if so directed by its independent fiduciary, will) demand that we prepare and file with the SEC a “shelf” registration statement covering the resale of all registrable securities held by the Union VEBA Trust on a continuous basis under and in accordance with Rule 415 under the Securities Act. The Registration Rights Agreement provides that, following receipt of such a request, we will prepare and file the shelf registration covering all registrable securities held by the Union VEBA Trust and will use commercially reasonable efforts to cause the shelf registration to be declared effective under the Securities Act as soon as practicable after such filing. However, we will not be required to take such action if, at the time of a “shelf” registration request, the Stock Transfer Restriction Agreement would prohibit the Union VEBA Trust from immediately selling a number of shares of common stock greater than the number of shares of common stock it would then be permitted to sell in compliance with the restrictions of Rule 144 under the Securities Act. As indicated above, as of the date of this Proxy Statement, the Stock Transfer Restriction Agreement prohibits the Union VEBA Trust from selling any additional shares of our common stock without the prior written approval of our board of directors until after January 31, 2010.
          If we register equity securities for our own account or the account of any other person (other than a registration statement in connection with a merger or reorganization or relating to an employee benefit plan or in connection with an offering made solely to our then-existing stockholders or employees), the Union VEBA Trust will be offered the opportunity, subject to the terms of the Stock Transfer Restriction Agreement, to include its registrable securities in such registration. Customary priority provisions will apply in the context of an underwritten offering.

          Subject to provisions for reimbursement in limited circumstances, we bear all of our out-of-pocket expenses in connection with any registration under the Registration Rights Agreement. All underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of registrable securities are borne by the applicable selling holder.
          The Registration Rights Agreement provides that we will file all required SEC reports, and cooperate with the Union VEBA Trust, to the extent required to permit the Union VEBA Trust to sell, subject to the terms of the Stock Transfer Restriction Agreement, its registrable securities without registration under Rule 144.
Union VEBA Annual Variable Cash Contribution
          We make annual variable cash contributions to the Union VEBA Trust pursuant to agreements reached during our chapter 11 bankruptcy. Under these agreements, the aggregate amount to be contributed to the Union VEBA Trust is 8.5% of the first $20 million of annual cash flow (as defined; but generally, earnings before interest, taxes and depreciation and amortization less cash payments for, among other things, interest, income taxes and capital expenditures), plus 17% of annual cash flow, as defined, in excess of $20 million. Our obligation to make the annual variable cash contribution to the Union VEBA Trust terminates for periods beginning after December 31, 2012. The aggregate annual payment to the Union VEBA Trust may not exceed $17 million and is also limited (with no carryover to future years) to the extent that the payment would cause our liquidity to be less than $50 million. The amount of the variable cash contribution is determined on an annual basis and payable within 120 days following the end of fiscal year, or within 15 days following the date on which we file our Annual Report on Form 10-K with the SEC (or, if no such report is required to be filed, within 15 days of the delivery of the independent auditor’s opinion of our annual financial statements), whichever is earlier. In March 2008 and 2009, we made cash contributions of $7.3 million and $4.2 million, respectively, to the Union VEBA Trust. In addition, we are obligated to pay one-half of the administrative expenses of the Union VEBA Trust, up to $250,000, in each calendar year. During 2008, we paid $250,000 in administrative expenses of the Union VEBA Trust.
Review, Approval of or Ratification of Transactions with Related Persons
          Our corporate governance guidelines require that our board of directors conduct an appropriate review of all related-party transactions. The charter for the audit committee of our board of directors requires that any related-party transaction required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC must be approved by the audit committee. Neither the board of directors nor the audit committee has adopted specific policies or procedures for review or approval of related-party transactions.
          The Director Designation Agreement, the Stock Transfer Restriction Agreement, the Registration Rights Agreement and the Union VEBA Trust annual variable contribution were authorized in connection with our plan of reorganization and, accordingly, our corporate governance guidelines and audit committee charter, which were also adopted upon emergence, were not applicable.
AUDIT COMMITTEE REPORT
          The audit committee charter requires the audit committee to undertake a variety of activities designed to assist our board of directors in fulfilling its oversight role regarding our independent registered public accounting firm’s independence, our financial reporting process, our systems of internal controls and our compliance with applicable laws, rules and regulations. These requirements are briefly summarized under “Corporate Governance — Board Committees — Audit Committee” above. The audit committee charter also makes it clear that the independent registered public accounting firm is ultimately accountable to the board of directors and the audit committee, not management.
          Our internal accountants prepare our consolidated financial statements and our independent registered public accounting firm is responsible for auditing those financial statements. The audit committee oversees the financial reporting processes implemented by management but does not conduct any auditing or accounting reviews. The members of the audit committee are not company employees. Instead, the audit committee relies, without independent verification, on management’s representation that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent registered public accounting firm included in its report on our financial statements. The audit committee’s oversight does not provide them with an independent basis for determining whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s discussions with management and its accountants do not ensure that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the audit of the financial statements has been carried out in accordance with auditing standards of the Public Company Accounting Oversight Board or that our independent registered public accounting firm is in fact “independent.”
          We have engaged Deloitte & Touche LLP as our independent registered public accounting firm to audit and report to our stockholders on our financial statements for 2009 and the effectiveness of our internal controls over financial reporting. The audit committee has discussed with management and Deloitte & Touche LLP significant accounting policies applied by us in our financial statements as well as alternative treatments and significant judgments, including (1) the treatment of an annual variable contribution obligation to the voluntary employees’ beneficiary association trust that provides benefits for certain eligible retirees represented by certain unions and their spouses and eligible dependents, or the Union VEBA Trust, and to another voluntary employees’ beneficiary association trust that provides benefits for certain other eligible retirees and their surviving spouses and eligible dependents, (2) the application of fresh start accounting upon our emergence from chapter 11 bankruptcy on July 6, 2006, (3) the valuation of our commitments and contingencies, (4) change in accounting methodologies with respect to inventory accounting made in connection with our application of fresh start accounting, and (5) the recognition of a portion of our deferred tax assets as of December 31, 2007. For a more detailed discussion of these accounting items, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2008. During the year ended December 31, 2008, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports.
          The audit committee has reviewed and discussed the company’s audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2008 with our management. The audit committee has also discussed with our independent registered public accounting firm the matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.
          The audit committee has also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.
          The audit committee discussed with our internal accountants and Deloitte & Touche LLP the overall scope and plans for their respective audits. The audit committee meets with management, our internal auditors and our independent auditors periodically in separate private sessions to discuss any matter that the committee, management, the independent auditors or such other persons believe should be discussed privately.
          Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC.
          The audit committee considered whether, and concluded that, the provision by Deloitte & Touche LLP of the services for which we paid the amounts set forth under “Tax Fees” and “All Other Fees” below is compatible with maintaining the independence of Deloitte & Touche LLP.
          This report is submitted by the members of the audit committee of the board of directors:
Audit Committee
Teresa A. Hopp (Chair)
Carolyn Bartholomew
Alfred E. Osborne, Jr., Ph.D.
Thomas M. Van Leeuwen
Brett E. Wilcox

          This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.
INDEPENDENT PUBLIC ACCOUNTANTS
          The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for each of 2007 and 2008, and fees billed for other services rendered by Deloitte & Touche LLP.

	2007	2008
Audit Fees (1)	$3,369,568	$2,719,165
Audit-Related Fees (2)	$262,083	$39,560
Tax Fees (3)	$275,755	$21,579
All Other Fees (4)	—	$1,500

(1)	Audit fees for 2008 consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q for those years, audit services provided in connection with compliance with the requirements of the Sarbanes-Oxley Act of 2002, or SOX. Audit fees for 2007 consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q for those years, audit services provided in connection with compliance with the requirements of SOX, and fees incurred in connection with the filing of registration statements with the SEC.

(2)	Audit related fees for 2008 consist principally of fees from statutory audits. Audit-related fees for 2007 consist principally of fees for employee benefit plans and statutory audits.

(3)	Tax fees consist principally of tax compliance and preparation fees.

(4)	All other fees for 2008 consist of subscription fee to the Deloitte & Touche LLP Research Tool Library.
          The audit committee charter requires that the audit committee pre-approve all audit and non-audit engagements, fees, terms and services in a manner consistent with SOX and all rules and applicable listing standards promulgated by the SEC and the Nasdaq Marketplace Rules and other applicable criteria of the NASD. The audit committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the audit committee, provided that such member (or members) reports any pre-approvals to the audit committee at its next scheduled meeting. The audit committee has delegated pre-approval authority to its chair. All of the audit-related fees, tax fees and other fees for 2008 were pre-approved by the audit committee.
          Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2008, we believe that our officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements except for the following: Mr. Murdy’s Form 4 in connection to a grant of restricted stock and the receipt of shares on June 4, 2008 in lieu of a portion of his annual cash retainer for serving as a member of our board of director and the chair of a committee of the board of directors was filed one business day late as a result of a technical filing issue resulting from a change in Mr. Murdy’s SEC filing codes.
OTHER MATTERS
          We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.
FORM 10-K
          Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (excluding exhibits) filed with the SEC are available, without charge, upon written request to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831, Attention: Investor Relations Department. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of a fee of $0.25 per page to cover our expenses in furnishing the exhibits.
STOCKHOLDER PROPOSALS
          To be considered for inclusion in our proxy statement for our 2010 annual meeting of stockholders, proposals of stockholders must be in writing and received by us no later than January 6, 2010. To be presented at the 2010 annual meeting of stockholders without inclusion in our proxy statement for such meeting, proposals of stockholders must be in writing and received by us no later than March 7, 2010 and no earlier than February 5, 2010, in accordance with procedures set forth in our bylaws. Such proposals should be mailed to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 350, Foothill Ranch, California 92610-2831 and directed to the corporate secretary.

By Order of the Board of Directors,

John M. Donnan
Senior Vice President, General Counsel
and Secretary
Foothill Ranch, California
April 29, 2009

PROXY
KAISER ALUMINUM CORPORATION
27422 Portola Parkway, Suite 350
Foothill Ranch, California 92610
     This proxy is solicited by the Board of Directors of Kaiser Aluminum Corporation for the annual meeting of stockholders to be held on June 2, 2009.
     The undersigned hereby appoints Jack A. Hockema, Daniel J. Rinkenberger and John M. Donnan and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to vote all shares of Kaiser Aluminum Corporation common stock which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at 9:00 a.m. Pacific Time on Tuesday, June 2, 2009 at the Courtyard by Marriott, located at 27492 Portola Parkway, Foothill Ranch, California 92610, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the annual meeting.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted “For” the nominees listed herein, “For” the ratification of Deloitte & Touche LLP as Kaiser’s independent registered accounting firm, and in accordance with the discretion of the person voting the proxy with respect to any other business properly brought before the annual meeting.

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSION VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
Please mark your votes as indicated in this example: ☒
PROPOSAL 1: ELECTION OF DIRECTORS

	FOR all nominees	WITHHOLD AUTHORITY	*Exceptions
	(except as marked to the	to vote for all nominees
Nominees:	contrary)
01 David Foster
02 Teresa A. Hopp	☐	☐	☐
03 William F. Murdy
(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
*Exceptions

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS KAISER’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009

☐ FOR	☐ AGAINST	☐ ABSTAIN
     You may revoke this proxy prior to the time this proxy is voted by (i) voting again over the Internet or by telephone no later than 11:59 p.m. Eastern Time, Monday, June 1, 2009, (ii) submitting a properly signed proxy card with a later date, (iii) delivering, no later than 5:00 p.m., local time, on Monday June 1, 2009, written notice of revocation to the Secretary of Kaiser Aluminum Corporation c/o BNY Mellon Shareowner Services, P.O. Box 3550, South Hackensack, New Jersey 07606-9250, or (iv) attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting.
Mark Here for Address Change or Comments ☐
PLEASE SEE REVERSE SIDE

Will Attend Meeting	☐	YES

Signature

Signature

Date
     Note: Please sign exactly as your name or names appear hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. In the case of a corporation, partnership or other entity, the full name of the organization should be used and the signature should be that of a duly authorized officer or person.
     To vote by mail, please complete, sign, date and promptly return this proxy card in the enclosed pre-addressed, postage-paid envelope. If you are voting by internet or telephone, please do not mail your proxy card.

Ù FOLD AND DETACH HERE Ù
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH OF WHICH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting will be available through 11:59 PM Eastern Time the day prior to the day on which annual meeting is held.

INTERNET http://www.proxyvoting.com/kalu Use the internet to vote your proxy. Have your proxy card in hand when you access the website.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you are voting by internet or telephone, please do not mail your proxy card.
To vote by mail, please complete, sign, date and promptly return this proxy card in the enclosed pre-addressed, postage-paid envelope.
Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card.